                                                                   EXHIBIT 10.02


                           CARAUSTAR INDUSTRIES, INC.



                                   AS ISSUER,



                           THE GUARANTORS PARTY HERETO


                                      and


                             THE BANK OF NEW YORK,
                                   AS TRUSTEE


                       ---------------------------------

                                   INDENTURE


                           DATED AS OF MARCH 29, 2001

                       ---------------------------------



                                  $285,000,000
                    9-7/8% SENIOR SUBORDINATED NOTES DUE 2011

                             CROSS REFERENCE TABLE*

Trust Indenture                                                                                           Indenture
Act Section                                                                                                 Section
-----------                                                                                                 -------
310(a)(1)......................................................................................................7.10
(a)(2).........................................................................................................7.10
(a)(3).........................................................................................................N.A.
(a)(4).........................................................................................................N.A.
(a)(5).........................................................................................................7.10
(b)............................................................................................................7.10
(c)............................................................................................................N.A.

311(a).........................................................................................................7.11
(b)............................................................................................................7.11
(c)............................................................................................................N.A.

312(a)..........................................................................................................2.5
(b)............................................................................................................13.3
(c)............................................................................................................13.3

313 (a).........................................................................................................7.6
(b)(1).........................................................................................................N.A.
(b)(2).....................................................................................................7.6, 7.7
(c).......................................................................................................7.6, 13.2
(d).............................................................................................................7.6

314(a)..........................................................................................................4.3
(b)............................................................................................................N.A.
(c)(1).........................................................................................................13.3
(c)(2).........................................................................................................13.3
(c)(3).........................................................................................................N.A.
(d)............................................................................................................N.A.
(e)............................................................................................................13.3
(f)............................................................................................................N.A.

315(a).........................................................................................................7.1.
(b)............................................................................................................13.2
(c).............................................................................................................7.1
(d).............................................................................................................7.1
(e)............................................................................................................6.11

316(a)(last sentence)...........................................................................................2.9
(a)(1)(A).......................................................................................................6.5
(a)(1)(B).......................................................................................................6.4
(a)(2).........................................................................................................N.A.
(b).............................................................................................................6.7
(c)............................................................................................................2.12

317(a)(1).......................................................................................................6.8
(a)(2)..........................................................................................................6.9
(b).............................................................................................................2.4

318(a).........................................................................................................13.1
(b)............................................................................................................N.A.
(c)............................................................................................................13.1

"N.A." means "Not Applicable."
*This Cross Reference Table is not part of the Indenture.

                                TABLE OF CONTENTS

ARTICLE 1.........................................................................................................1
DEFINITIONS AND INCORPORATION BY REFERENCE........................................................................1
   SECTION 1.01  DEFINITIONS.............................................................................1
   SECTION 1.1.  OTHER DEFINITIONS......................................................................19
   SECTION 1.2.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT......................................20
   SECTION 1.3.  RULES OF CONSTRUCTION..................................................................20
ARTICLE 2........................................................................................................22
THE NOTES........................................................................................................22
   SECTION 2.1.  FORM AND DATING........................................................................22
   SECTION 2.2.  EXECUTION AND AUTHENTICATION...........................................................22
   SECTION 2.3.  REGISTRAR AND PAYING AGENT.............................................................23
   SECTION 2.4.  PAYING AGENT TO HOLD MONEY IN TRUST....................................................23
   SECTION 2.5.  HOLDER LISTS...........................................................................23
   SECTION 2.6.  TRANSFER AND EXCHANGE..................................................................24
   SECTION 2.7.  REPLACEMENT NOTES......................................................................31
   SECTION 2.8.  OUTSTANDING NOTES......................................................................31
   SECTION 2.9.  TREASURY NOTES.........................................................................32
   SECTION 2.10.  TEMPORARY NOTES.......................................................................32
   SECTION 2.11.  CANCELLATION..........................................................................32
   SECTION 2.12.  RECORD DATE...........................................................................32
   SECTION 2.13.  DEFAULTED INTEREST....................................................................32
   SECTION 2.14.  CUSIP NUMBERS.........................................................................33
ARTICLE 3........................................................................................................33
REDEMPTION AND PREPAYMENT........................................................................................33
   SECTION 3.1.  NOTICES TO TRUSTEE.....................................................................33
   SECTION 3.2.  SELECTION OF NOTES TO BE REDEEMED......................................................33
   SECTION 3.3.  NOTICE OF REDEMPTION...................................................................34
   SECTION 3.4.  EFFECT OF NOTICE OF REDEMPTION.........................................................35
   SECTION 3.5.  DEPOSIT OF REDEMPTION PRICE............................................................35
   SECTION 3.6.  NOTES REDEEMED IN PART.................................................................35
   SECTION 3.7.  OPTIONAL REDEMPTION....................................................................36
   SECTION 3.8.  MANDATORY REDEMPTION...................................................................36
ARTICLE 4........................................................................................................36
COVENANTS........................................................................................................36
   SECTION 4.1.  PAYMENT OF NOTES.......................................................................36
   SECTION 4.2.  MAINTENANCE OF OFFICE OR AGENCY........................................................37
   SECTION 4.3.  REPORTS................................................................................37
   SECTION 4.4.  COMPLIANCE CERTIFICATE.................................................................38
   SECTION 4.5.  TAXES..................................................................................39
   SECTION 4.6.  STAY, EXTENSION AND USURY LAWS.........................................................39
   SECTION 4.7.  RESTRICTED PAYMENTS....................................................................39
   SECTION 4.8.  DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.........................42
   SECTION 4.9.  INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.............................44
   SECTION 4.10.  ASSET SALES...........................................................................46
   SECTION 4.11.  TRANSACTIONS WITH AFFILIATES..........................................................50
   SECTION 4.12.  LIENS.................................................................................52
   SECTION 4.13.  SALE AND LEASEBACK TRANSACTIONS.......................................................52
   SECTION 4.14.  LIMITATIONS ON ISSUANCES OF GUARANTEES OF INDEBTEDNESS................................52
   SECTION 4.15.  CORPORATE EXISTENCE...................................................................53
   SECTION 4.16.  REPURCHASE AT THE OPTION OF HOLDERS - CHANGE OF CONTROL...............................53
   SECTION 4.17.  LIMITATION ON OTHER SENIOR SUBORDINATED DEBT..........................................55
   SECTION 4.18.  LIMITATION ON ISSUANCES AND SALES OF EQUITY INTERESTS IN WHOLLY OWNED SUBSIDIARIES....55
   SECTION 4.19.  ADDITIONAL SUBSIDIARY GUARANTEES......................................................56
   Section 4.20.  Limitation on Restricted and Unrestricted Subsidiaries................................57

ARTICLE 5........................................................................................................58
SUCCESSORS.......................................................................................................58
   SECTION 5.1. MERGER, CONSOLIDATION OR SALE OF ASSETS.................................................58
   SECTION 5.2.  SUCCESSOR CORPORATION SUBSTITUTED......................................................59
ARTICLE 6........................................................................................................60
DEFAULTS AND REMEDIES............................................................................................60
   SECTION 6.1.  EVENTS OF DEFAULT......................................................................60
   SECTION 6.2.  ACCELERATION...........................................................................62
   SECTION 6.3.  OTHER REMEDIES.........................................................................62
   SECTION 6.4.  WAIVER OF PAST DEFAULTS/RESCISSION OF ACCELERATION.....................................62
   SECTION 6.5.  CONTROL BY MAJORITY....................................................................62
   SECTION 6.6.  LIMITATION ON SUITS....................................................................63
   SECTION 6.7.  RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT..........................................63
   SECTION 6.8.  COLLECTION SUIT BY TRUSTEE.............................................................63
   SECTION 6.9.  TRUSTEE MAY FILE PROOFS OF CLAIM.......................................................64
   SECTION 6.10.  PRIORITIES............................................................................64
   SECTION 6.11.  UNDERTAKING FOR COSTS.................................................................65
ARTICLE 7........................................................................................................65
TRUSTEE..........................................................................................................65
   SECTION 7.1.  DUTIES OF TRUSTEE......................................................................65
   SECTION 7.2.  RIGHTS OF TRUSTEE......................................................................66
   SECTION 7.3.  INDIVIDUAL RIGHTS OF TRUSTEE...........................................................67
   SECTION 7.4.  TRUSTEE'S DISCLAIMER...................................................................67
   SECTION 7.5.  NOTICE OF DEFAULTS.....................................................................68
   SECTION 7.6.  REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.............................................68
   SECTION 7.7.  COMPENSATION AND INDEMNITY.............................................................68
   SECTION 7.8.  REPLACEMENT OF TRUSTEE.................................................................69
   SECTION 7.9.  SUCCESSOR TRUSTEE BY MERGER, ETC.......................................................70
   SECTION 7.10.  ELIGIBILITY; DISQUALIFICATION.........................................................70
   SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY.................................70
ARTICLE 8........................................................................................................71
LEGAL DEFEASANCE AND COVENANT DEFEASANCE.........................................................................71
   SECTION 8.1.  OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE...............................71
   SECTION 8.2.  LEGAL DEFEASANCE AND DISCHARGE.........................................................71
   SECTION 8.3.  COVENANT DEFEASANCE....................................................................72
   SECTION 8.4.  CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.............................................72
   SECTION 8.5.  DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS
       PROVISIONS.......................................................................................74
   SECTION 8.6.  REPAYMENT TO THE COMPANY OR THE GUARANTORS.............................................74
   SECTION 8.7.  REINSTATEMENT..........................................................................75
ARTICLE 9........................................................................................................75
AMENDMENT, SUPPLEMENT AND WAIVER.................................................................................75
   SECTION 9.1.  WITHOUT CONSENT OF HOLDERS.............................................................75
   SECTION 9.2.  WITH CONSENT OF HOLDERS OF NOTES.......................................................76
   SECTION 9.3.  COMPLIANCE WITH TRUST INDENTURE ACT....................................................77
   SECTION 9.4.  REVOCATION AND EFFECT OF CONSENTS......................................................77
   SECTION 9.5.  NOTATION ON OR EXCHANGE OF NOTES.......................................................78
   SECTION 9.6.  TRUSTEE TO SIGN AMENDMENTS, ETC........................................................78
ARTICLE 10.......................................................................................................78
SUBORDINATION....................................................................................................78
   SECTION 10.1.  AGREEMENT TO SUBORDINATE..............................................................78
   SECTION 10.2.  LIQUIDATION; DISSOLUTION; BANKRUPTCY..................................................79
   SECTION 10.3.  DEFAULT ON DESIGNATED SENIOR DEBT.....................................................79
   SECTION 10.4.  ACCELERATION OF NOTES.................................................................80
   SECTION 10.5.  WHEN DISTRIBUTION MUST BE PAID OVER...................................................80
   SECTION 10.6.  NOTICE BY COMPANY.....................................................................81

   SECTION 10.7.  SUBROGATION...........................................................................81
   SECTION 10.8.  RELATIVE RIGHTS.......................................................................81
   SECTION 10.9.  SUBORDINATION MAY NOT BE IMPAIRED.....................................................82
   SECTION 10.10.  DISTRIBUTION OR NOTICE TO REPRESENTATIVE.............................................82
   SECTION 10.11.  RIGHTS OF TRUSTEE AND PAYING AGENT...................................................82
   SECTION 10.12.  AUTHORIZATION TO EFFECT SUBORDINATION................................................82
   SECTION 10.13.  AMENDMENTS...........................................................................83
   SECTION 10.14.  MISCELLANEOUS........................................................................83
ARTICLE 11.......................................................................................................83
SUBSIDIARY GUARANTEES............................................................................................83
   SECTION 11.1.  ABSOLUTE AND UNCONDITIONAL GUARANTEE..................................................83
   SECTION 11.2.  SEVERABILITY..........................................................................84
   SECTION 11.3.  RELEASE OF A GUARANTOR................................................................84
   SECTION 11.4.  LIMITATION OF GUARANTOR'S LIABILITY...................................................85
   SECTION 11.5.  GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS....................................85
   SECTION 11.6.  CONTRIBUTION..........................................................................86
   SECTION 11.7.  WAIVER OF SUBROGATION.................................................................86
   SECTION 11.8.  EXECUTION OF SUBSIDIARY GUARANTEE.....................................................87
ARTICLE 12.......................................................................................................87
SUBORDINATION OF SUBSIDIARY GUARANTEES...........................................................................87
   SECTION 12.1.  AGREEMENT TO SUBORDINATE..............................................................87
   SECTION 12.2.  LIQUIDATION; DISSOLUTION; BANKRUPTCY..................................................87
   SECTION 12.3.  DEFAULT ON DESIGNATED SENIOR DEBT.....................................................88
   SECTION 12.4.  ACCELERATION OF NOTES.................................................................89
   SECTION 12.5.  WHEN DISTRIBUTION MUST BE PAID OVER...................................................89
   SECTION 12.6.  NOTICE BY COMPANY.....................................................................90
   SECTION 12.7.  SUBROGATION...........................................................................90
   SECTION 12.8.  RELATIVE RIGHTS.......................................................................90
   SECTION 12.9.  SUBORDINATION MAY NOT BE IMPAIRED.....................................................91
   SECTION 12.10.  DISTRIBUTION OR NOTICE TO REPRESENTATIVE.............................................91
   SECTION 12.11.  RIGHTS OF TRUSTEE AND PAYING AGENT...................................................91
   SECTION 12.12.  AUTHORIZATION TO EFFECT SUBORDINATION................................................91
   SECTION 12.13.  AMENDMENTS...........................................................................92
   SECTION 12.14.  MISCELLANEOUS........................................................................92
ARTICLE 13.......................................................................................................92
MISCELLANEOUS....................................................................................................92
   SECTION 13.1.  TRUST INDENTURE ACT CONTROLS..........................................................92
   SECTION 13.2.  NOTICES...............................................................................92
   SECTION 13.3.  COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF NOTES.........................93
   SECTION 13.4.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT....................................94
   SECTION 13.5.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.........................................94
   SECTION 13.6.  RULES BY TRUSTEE AND AGENTS...........................................................94
   SECTION 13.7.  NO PERSONAL LIABILITY OF PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AND STOCKHOLDERS
       AND STOCKHOLDERS.................................................................................95
   SECTION 13.8.  GOVERNING LAW.........................................................................95
   SECTION 13.9.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.........................................95
   SECTION 13.10.  SUCCESSORS...........................................................................95
   SECTION 13.11.  SEVERABILITY/INDEPENDENCE OF COVENANTS...............................................95
   SECTION 13.12.  COUNTERPART ORIGINALS................................................................95
   SECTION 13.13.  TABLE OF CONTENTS, HEADINGS, ETC.....................................................96

         INDENTURE dated as of March 29, 2001 among CARAUSTAR INDUSTRIES, INC., a North Carolina corporation (the "Company"), the Guarantors (as defined herein) and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

         The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the holders (the "Holders") of the 9-7/8% Series A Senior Subordinated Notes due 2011 of the Company initially issued hereunder (the "Series A Notes") and the 9-7/8% Series B Senior Subordinated Notes due 2011 of the Company issued in exchange for the Series A Notes pursuant to the Registered Exchange Offer (the "Series B Notes" and, together with the Series A Notes, the "Notes"):

                                   ARTICLE 1.

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01  DEFINITIONS.

         "Acquired Debt" means, with respect to any specified Person:

         (1) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and

         (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

         "Additional Interest" means the interest on the Notes (in addition to that set forth herein) that the Company may be required to pay pursuant to the terms of the Registration Rights Agreement and as such term is defined in the Registration Rights Agreement.

         "Adjusted Net Assets" of a Guarantor at any date shall mean the lesser of the amount by which (a) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Subsidiary Guarantee of such Guarantor at such date and (b) the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of such Guarantor in respect of the obligations of such Subsidiary under the Subsidiary Guarantee), excluding debt in respect of the Subsidiary Guarantee, as they become absolute and matured.

    "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings.

         "Agent" means any Registrar, Paying Agent or co-registrar or any successor thereto.

         "Asset Sale" means:

         (1) the sale, lease, conveyance or other disposition of any assets or rights (including any Equity Interest of any Person), other than sales of inventory and dispositions of obsolete equipment in the ordinary course of business consistent with past practices; provided, however, that the sale, conveyance or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole will be governed by the provisions of Section 4.16 and 5.1 and
                  5.2 hereof, and not by Section 4.10; and

         (2) the issuance of Equity Interests by any of the Company's Restricted Subsidiaries or the sale of Equity Interests in any of its Subsidiaries.

Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales:

         (1)      any single transaction or series of related transactions that:
                  (a) involves assets having a fair market value of less than $1.0 million; or (b) results in Net Proceeds to the Company and its Restricted Subsidiaries of less than $1.0 million;

         (2) a transfer of assets from the Company or a Restricted Subsidiary to the Company or to a Guarantor;

         (3) an issuance of Equity Interests by a Restricted Subsidiary to the Company or to a Guarantor;

         (4) any Permitted Investment and any Restricted Payment that is permitted by Section 4.7 hereof; and

         (5) the sale or disposition of the Chicago Paperboard Assets; provided, however, that such sale or disposition must be on fair and reasonable terms.

         "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

         "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

         "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as such term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition.

         "Board of Directors" means the board of directors (or other body having similar management functions) or any committee thereof duly authorized to act on behalf of such board. Except as expressly forth herein, any reference to the Board of Directors shall be a reference to the Board of Directors of the Company.

         "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day other than a Legal Holiday.

         "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

         "Capital Stock" means:

         (1)      in the case of a corporation, corporate stock;

         (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

         (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

         (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Cash Equivalents" means:

         (1)      United States dollars;

         (2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition;

         (3) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better;

         (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses
                  (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

         (5) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Service and in each case maturing within six months after the date of acquisition; and

         (6) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses
                  (1) through (5) of this definition.

         "Certificated Securities" means Notes that are in the form of the Notes attached hereto as Exhibit A, that do not include the information called for by footnotes 1 and 5 thereof.

         "Change of Control" means the occurrence of any of the following:

         (1) the sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act);

         (2) the adoption of a plan relating to the liquidation or dissolution of the Company;

         (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above) becomes the Beneficial Owner, directly or indirectly, of (i) more than 35% of the Voting Stock of the Company, measured by voting power rather than number of shares and/or (ii) more than 35% of the Equity Interests of the Company;

         (4) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors; or

         (5) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where the Voting Stock of the Company outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person immediately after giving effect to such issuance.

         "Chicago Paperboard Assets" means all real and personal property assets (as of the Issue Date) relating to the Company's Chicago Paperboard mill located at Elston Avenue and the Chicago River in Chicago, Illinois.

         "Claim" means any claim arising from rescission of the purchase or sale of the Notes, for damages arising from the purchase or sale of the Notes or for reimbursement or contribution on account of such a claim.

         "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period excluding therefrom that portion of Consolidated Net Income attributable to each Significant Joint Venture of such Person whether or not such Significant Joint Venture is consolidated with such Person for accounting and financial reporting purposes plus:

         (1) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale, to the extent such losses were deducted in computing such Consolidated Net Income; plus

         (2) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

         (3) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments, if any, pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income; plus

         (4) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income; minus

         (5) non-cash items increasing such Consolidated Net Income for such period, other than items that were accrued in the ordinary course of business, in each case, on a consolidated basis and determined in accordance with GAAP; plus (or, if less than $0, minus)

         (6) such Person's pro rata share (as determined in accordance with the percentage ownership of Capital Stock or, if applicable, profit-sharing percentage) of the Consolidated Cash Flow (as determined in accordance with this definition) of each Significant Joint Venture of such Person to the extent that such Significant Joint Venture is not subject to an encumbrance or restriction on the ability of such Significant Joint Venture to pay dividends or make other distributions (including distributions of Consolidated Cash Flow) on its Capital Stock to such Person.

Notwithstanding the preceding, the provision for taxes based on the income or profits of, and the depreciation and amortization and other non-cash charges of, a Restricted Subsidiary of the Company shall be added to Consolidated Net Income to compute Consolidated Cash Flow of the Company only to the extent that a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Restricted Subsidiary without prior approval, pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Subsidiary or its shareholders.

         "Consolidated Net Income" means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however, that:

         (1) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the specified Person or a Wholly Owned Restricted Subsidiary thereof; provided, that in any event Consolidated Net Income of such Person shall include the Net Income (loss) of each Significant Joint Venture regardless of the amount of dividends or distributions paid to such Person, if any;

         (2) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its shareholders;

         (3) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded; and

         (4) the cumulative effect of a change in accounting principles shall be excluded.

         "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of:

         (1) the consolidated equity of the common shareholders of such Person and its consolidated Subsidiaries as of such date; plus

         (2) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock.

         "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who:

         (1)      was a member of such Board of Directors on the Issue Date; or

         (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

         "Corporate Trust Office" shall be the address of the Trustee specified in Section 4.2 hereof or such other address as to which the Trustee gives notice to the Company.

         "Credit Facilities" means, with respect to the Company or any Restricted Subsidiary, the New Credit Facility or one or more replacement debt facilities or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

         "Currency Agreement" means in respect of a Person any foreign exchange contract, currency swap agreement or other similar agreement to which such Person is a party or beneficiary.

         "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

         "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.3 hereof as the Depositary with respect to the Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture and, thereafter, "Depositary" shall mean or include such successor.

         "Designated Senior Debt" means any Senior Debt permitted under this Indenture the principal amount of which is (or the commitments to lend under which are) $25.0 million or more and that has been designated by the Company as "Designated Senior Debt." Without limitation of the foregoing, the New Credit Facility and the New Senior Notes shall be Designated Senior Debt.

         "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a Change of Control or an Asset Sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 4.7 hereof.

         "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations of the SEC promulgated thereunder.

         "Existing Indebtedness" means Indebtedness of the Company and its Restricted Subsidiaries in existence on the Issue Date, until such amounts are repaid. Without limitation of the foregoing, "Existing Indebtedness" includes the New Senior Notes.

         "Fixed Charge Coverage Ratio" means with respect to any specified Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. In the event that the specified Person or any of its Restricted Subsidiaries incurs, assumes, Guarantees or redeems any Indebtedness (other than revolving credit borrowings) or issues or redeems preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guarantee or redemption of Indebtedness, or such issuance or redemption of preferred stock, as if the same had occurred at the beginning of the applicable four-quarter reference period.

         In addition, for purposes of calculating the Fixed Charge Coverage
Ratio:

         (1) acquisitions that have been made by the specified Person or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated without giving effect to clause (3) of the proviso set forth in the definition of Consolidated Net Income;

         (2) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded; and

         (3) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the specified Person or any of its Restricted Subsidiaries following the Calculation Date.

         "Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of the following, but excluding from such sum that portion of the amounts set forth in items (1) through (4) below attributable to each Significant Joint Venture of such Person whether or not such Significant Joint Venture is consolidated with such Person for accounting or financial reporting purposes:

         (1) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments, if any, pursuant to Hedging Obligations; plus

         (2) the consolidated interest of such Person and its Restricted Subsidiaries that was capitalized during such period; plus

         (3) any interest expense on Indebtedness of another Person that is Guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such Guarantee or Lien is called upon; plus

         (4) the product of (a) all dividend payments, whether or not in cash, on any series of preferred stock of such Person or any of its Restricted Subsidiaries, other than dividend payments on Equity Interests payable solely in Equity Interests of the Company (other than Disqualified Stock) or to the Company or a Restricted Subsidiary of the Company, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP; plus

         (5) such Person's pro rata share (as determined in accordance with the percentage ownership of Capital Stock or, if applicable, profit-sharing percentage) of the Fixed Charges (as determined in accordance with this definition) of each Significant Joint Venture of such Person.

         "Foreign Subsidiary" means any Restricted Subsidiary not created or organized in the United States, any state thereof or the District of Columbia and that conducts substantially all of its operations outside of the United States.

         "Funding Guarantor" has the meaning provided in Section 11.6.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

         "Global Note" means a Note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 5 to the form of the Note attached hereto as Exhibit A.

         "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

         "Guarantee" means a guarantee or other assurance other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness.

         "Guarantors" means each of:

         (1)      the Subsidiaries of the Company a party hereto; and

         (2) any other Subsidiary that executes a Subsidiary Guarantee in accordance with Section 4.19 hereof;

and their respective successors and assigns.

         "Gypsum Limited Partnership Agreement" means that certain Partnership Agreement of Standard Gypsum, L.P. dated as of December 31, 2000, among Temple-Inland Forest Products Corporation, Gypsum MGC, Inc., McQueeney Gypsum Company, LLC, and Temple Gypsum Company, as the same may be amended, modified, replaced, supplemented or substituted from time to time.

         "Hedging Obligations" means, with respect to any Person, the obligations of such Person under Currency Agreements and Interest Rate Agreements.

         "Holder" and "Holder of Note" mean a Person in whose name a Note is registered.

         "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent, in respect of:

         (1)      borrowed money;

         (2) bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) and evidenced thereby;

         (3)      banker's acceptances;

         (4)      Capital Lease Obligations;

         (5) the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable; or

         (6)      any Hedging Obligations relating to Indebtedness,

if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by such Person of any Indebtedness of any other Person. The incurrence of Indebtedness Guaranteed by the specified Person shall, for purposes of this Indenture, be the incurrence of Indebtedness by such specified Person.

    The amount of any Indebtedness outstanding as of any date shall be:

         (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount;

         (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness; and

         (3) the amount of Indebtedness of such specified Person arising by reason of a Guarantee of Indebtedness shall equal the outstanding principal amount of the Guaranteed Indebtedness.

         "Indenture" means this Indenture, as amended, modified or supplemented from time to time.

         "Interest Rate Agreement" means in respect of a Person any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect such Person against fluctuations in interest rates.

         "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including Guarantees of Indebtedness and whether or not evidenced by a note) or other obligations, advances or capital contributions (including by means of transfer of property) (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in Section 4.7(d) hereof.

         "Issue Date" means March 29, 2001.

         "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or in the city in which the principal corporate trust office of the Trustee or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in such asset, and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

         "Net Income" means, with respect to any Person, the net income (loss) of such Person and its Restricted Subsidiaries, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:

         (1) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with: (a) any Asset Sale; or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and

         (2) any extraordinary gain (but not loss), together with any related provision for taxes on such extraordinary gain (but not loss).

         "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of
(i) the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, sales commissions, and any relocation expenses incurred as a result thereof, (ii) taxes paid or payable as a result thereof, in each case after taking into account any available tax credits or deductions and any tax sharing arrangements and amounts required to be applied to the repayment of Indebtedness, other than Senior Debt, secured by a Lien on the asset or assets that were the subject of such Asset Sale, (iii) any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP, or against any liabilities associated with the Asset Sale, or the assets subject thereto, and retained by the Company or any Restricted Subsidiary, and (iv) amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets existing on the Issue Date, or entered into after the Issue Date in connection with the payment of deferred purchase price of the properties or assets that were the subject of such Asset Sale.

         "New Credit Facility" means that certain credit agreement providing for a revolving credit facility of up to $75.0 million to be entered into among the Company, as borrower, certain subsidiaries of the Company from time to time a party thereto, as guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith.

         "New Senior Notes" means the 7-1/4% Senior Notes due 2010 in the aggregate principal amount equal to $29.0 million issued by the Company on the Issue Date.

         "Non-Recourse Debt" means Indebtedness:

         (1) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender; and

         (2) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness (other than the Notes) of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

         "Note Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

         "Notes" has the meaning in the introductory clause hereof.

         "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Officer" means, with respect to any Person, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President whose principal duties relate to financial matters, the Treasurer or the Secretary of such Person.

         "Officers' Certificate" means a certificate signed on behalf of a Person by two Officers of such Person, one of whom must be the principal executive officer, the principal financial officer or the principal accounting officer of such Person, which meets the applicable requirements of Section 13.4 hereof.

         "Opinion of Counsel" means a written opinion in form and substance reasonably satisfactory to and from legal counsel who is reasonably acceptable to the Trustee that meets the applicable requirements of Section 13.4 hereof. Such counsel may be an employee of or counsel to the Company, any Subsidiary of the Company, or the Trustee.

         "Pari Passu Debt" means Indebtedness that ranks pari passu in right of payment with the Notes.

         "Permitted Investments" means:

         (1)      Investments in the Company or in a Guarantor;

         (2)      Investments in Cash Equivalents;

         (3) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits;

         (4) Investments constituting loans, advances or extensions of credit to employees, officers, supervisory or management board members and directors made in the ordinary course of business which, when taken together with all other Investments made pursuant to this clause (4) since the Issue Date, do not exceed $7.5 million in the aggregate;

         (5)      Investments representing Hedging Obligations;

         (6) bonds, notes, debentures, other securities or other Investments made as a result of receipt of non-cash consideration from Asset Sales made in compliance with Section
                  4.10 hereof;

         (7) Investments in any Person as a result of which (a) such Person becomes a Guarantor, or (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Guarantor;

         (8) Investments the payment of which consists of Capital Stock of the Company (other than Disqualified Stock);

         (9)      Investments existing on the Issue Date;

         (10) Investments acquired by the Company or any of its Restricted Subsidiaries (a) in exchange for any other Investment or accounts receivable held by the Company or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (b) as a result of a foreclosure by the Company or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

         (11) Investments consisting of the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons or otherwise in the ordinary course of business;

         (12) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or licenses, contributions or leases of intellectual property, in any case, in the ordinary course of business; and

         (13) other Investments in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (13) since the Issue Date, not to exceed $25.0 million.

         "Permitted Junior Securities" means (1) Equity Interests in the Company or any Guarantor or (2) debt securities of the Company or any Guarantor that are subordinated to all Senior Debt and any debt securities issued in exchange for Senior Debt to at least the same extent as, or to a greater extent than, the Notes and the Subsidiary Guarantees are subordinated to Senior Debt pursuant to this Indenture.

         "Permitted Liens" means:

         (1) Liens on the assets of the Company and any Guarantor to secure Senior Debt of the Company or such Guarantor that was permitted by the terms of this Indenture to be incurred;

         (2)      Liens in favor of the Company or the Guarantors;

         (3) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Restricted Subsidiary of the Company; provided, however, that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company or the Restricted Subsidiary;

         (4) Liens on property existing at the time of acquisition thereof by the Company or any Restricted Subsidiary of the Company, provided, that such Liens were in existence prior to the contemplation of such acquisition;

         (5) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

         (6) Liens to secure Indebtedness (including Capital Lease Obligations) permitted by Section 4.9(b)(4) covering only the assets acquired with such Indebtedness;

         (7)      Liens existing on the Issue Date;

         (8) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided, however, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

         (9) Liens of carriers, warehousemen, mechanics, vendors (solely to the extent arising by operation of law), laborers and materialmen incurred in the ordinary course of business for sums not yet due or being contested in good faith, if reserves or other appropriate provision shall have been made therefor;

         (10) Liens incurred in the ordinary course of business in connection with workers' compensation and unemployment insurance, social security obligations, assessments or governmental charges which are not overdue for more than 60 days;

         (11) judgment Liens that do not result in an Event of Default hereunder;

         (12) Liens in connection with escrow deposits made in connection with any acquisition of assets;

         (13) Liens consisting of easements, rights-of-way, zoning restrictions, licenses or restrictions on use and other similar encumbrances on the use of real property that (a) are not incurred in connection with the borrowing of money and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Company or any Restricted Subsidiary; and

         (14) other Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company with respect to obligations that do not exceed $25.0 million at any one time outstanding.

         "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided, however, that:

         (1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith);

         (2) such Permitted Refinancing Indebtedness has a final maturity date no earlier than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded;

         (3) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes, such Permitted Refinancing Indebtedness has a final maturity date no earlier than the final maturity date of, and is subordinated in right of payment to, the Notes on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and

         (4) the principal obligor of such Indebtedness being incurred by the Company or by the Restricted Subsidiary is the principal obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

         "Premier Operating Agreement" means that certain Operating Agreement dated May 6, 1999, by and between Inland Paperboard and Packaging, Inc. and PBL Inc., as the same may be amended, modified, replaced, supplemented or substituted from time to time.

         "Public Equity Offering" means an underwritten public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act.

         "Purchase Agreement" means the Purchase Agreement, dated as of March 22, 2001, by and between the Company and Credit Suisse/First Boston and the other parties thereto, as such Agreement may be amended, modified, or supplemented from time to time.

         "Registered Exchange Offer" means the Registered Exchange Offer to be effected pursuant to, and as defined in, the Registration Rights Agreement.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of March 22, 2001, by and among the Company and the other parties named on the signature pages thereto, as such Agreement may be amended, modified, or supplemented from time to time.

         "Representative" means the indenture trustee or other trustee, agent or representative in respect of any Designated Senior Debt; provided, however, that if, and for so long as, any Designated Senior Debt lacks such a representative, then the Representative for such Designated Senior Debt shall at all times constitute the holders of a majority in outstanding principal amount of such Designated Senior Debt in respect of any Designated Senior Debt.

         "Responsible Officer," when used with respect to the Trustee, means any officer within the corporate trust administration department of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other employee to whom such matter is referred because of his knowledge of, and familiarity with, the particular subject.

         "Restricted Investment" means an Investment other than a Permitted Investment.

         "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

         "SEC" means the Securities and Exchange Commission (or any successor federal regulatory body having similar jurisdiction).

         "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations of the SEC promulgated thereunder.

         "Senior Debt" means with respect to the Company and each Guarantor:

         (1) all Indebtedness outstanding under Credit Facilities and all Hedging Obligations with respect thereto;

         (2) any other Indebtedness permitted to be incurred by such Persons under the terms of this Indenture (including Existing Indebtedness), unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Notes; and

         (3) all Obligations with respect to the items listed in the preceding clauses (1) and (2).

Notwithstanding anything to the contrary in the preceding, Senior Debt will not include:

         (1) any liability for federal, state, local or other taxes owed or owing by such Person;

         (2) any Indebtedness of such Person to any of its Subsidiaries or other Affiliates;

         (3)      any trade payables; or

         (4) any Indebtedness that is incurred in violation of this Indenture.

         "Significant Joint Venture" means each of Premier Boxboard Limited LLC, a Delaware limited liability company ("Premier"), and Standard Gypsum, L.P., a Delaware limited partnership ("Gypsum"), so long as, (a) in each case, 50% of the Voting Stock is owned, directly or through one or more Wholly Owned Restricted Subsidiaries, by the Company, (b) with respect to Premier, the Company does not agree to any modifications or amendments to any provisions of the Premier Operating Agreement, including Sections 5.3 and 5.4 and the definition "cash available for distribution" therein, which modifications or amendments limit Premier's ability to make distributions to the Company in a manner that is more restrictive than set forth in the Premier Operating Agreement as of the Issue Date; provided, however, that the Company may agree to establish additional reserves on the cash available for distribution in an aggregate amount not to exceed 15% of cash available for distribution and (c) with respect to Gypsum, the Company does not agree to any modifications or amendments to any provisions of the Gypsum Limited Partnership Agreement, including Sections 5.3 and 5.4 and the definition of "net free cash flow" therein, which modifications or amendments limit Gypsum's ability to make distributions to the Company in a manner that is more restrictive than set forth in the Gypsum Limited Partnership Agreement as of the Issue Date; provided, however, that the Company may agree to establish reserves on the net free cash flow in an aggregate amount not to exceed 15% of net free cash flow.

         "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

         "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

         "Subordinated Indebtedness" means any Indebtedness of the Company or any Guarantor (whether outstanding on the Issue Date or thereafter incurred) which is subordinate or junior in right of payment to, in the case of the Company, the Notes, or, in the case of such Guarantor, its Guarantee of the Notes, pursuant to a written agreement to that effect.

         "Subsidiary" means, with respect to any Person:

         (1) any corporation, association or other business entity of which more than 50% of the Voting Stock is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

         (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

         "Subsidiary Guarantee" means the Guarantees executed and delivered by each Guarantor with respect to the Company's Obligations under this Indenture and the Notes.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb), as in effect on the date on which this Indenture is qualified under the TIA, except as provided by Section 9.3 hereof.

         "Total Assets" means, with respect to any Person as of any date, the total consolidated assets of such Person and its Subsidiaries as of such date, as reflected on the most recently available internal consolidated financial statements of such Person prepared in accordance with GAAP.

         "Transfer Restricted Securities" means securities that bear or are required to bear the legend set forth in Section 2.6 hereof.

         "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

         "Unrestricted Subsidiary" means any Subsidiary of the Company that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution, but only to the extent that such Subsidiary:

         (1)      has no Indebtedness other than Non-Recourse Debt;

         (2) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company;

         (3) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or
                  (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and

         (4) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries.

         Any designation of a Subsidiary of the Company as an Unrestricted Subsidiary shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the preceding conditions and was permitted by Section 4.7 hereof.

         "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

         "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

         (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

         (2)      the then outstanding principal amount of such Indebtedness.

         "Wholly Owned Restricted Subsidiary" of any Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person and/or by one or more Wholly Owned Restricted Subsidiaries of such Person.

SECTION 1.1.  OTHER DEFINITIONS


                                                                              Defined in
         Term                                                                 Section
         "Affiliate Transaction".................................................4.11
         "Asset Sale Offer"......................................................4.10
         "Asset Sale Offer Purchase Date"........................................4.10
         "Asset Sale Offer Trigger Date".........................................4.10
         "Calculation Date"......................................................1.01
         "Change of Control Offer"...............................................4.16
         "Change of Control Payment".............................................4.16

         "Change of Control Payment Date"........................................4.16
         "Covenant Defeasance"....................................................8.3
         "DTC"....................................................................2.3
         "Event of Default".......................................................6.1
         "Excess Proceeds".......................................................4.10
         "Funding Guarantor".....................................................11.6
         "incur"..................................................................4.9
         "Legal Defeasance".......................................................8.2
         "Offer Amount"..........................................................4.10
         "Offer Period"..........................................................4.10
         "Paying Agent"...........................................................2.3
         "Permitted Debt".........................................................4.9
         "Purchase Date"..........................................................3.9
         "Registrar"..............................................................2.3
         "Regulation S Global Note"...............................................2.6
         "Restricted Payments"....................................................4.7
         "Series A Notes".........................................introductory clause
         "Series B Notes".........................................introductory clause


SECTION 1.2.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Notes;

         "indenture security holder" means a Holder of a Note;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee;

         "obligors" on the Notes means the Company and any successor obligor upon the Notes and not otherwise defined herein.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein have the meanings so assigned to them.

SECTION 1.3.  RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

         (1)      a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (3)      "or" is not exclusive;

         (4) words in the singular include the plural, and in the plural include the singular;

         (5)      provisions apply to successive events and transactions; and

         (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.

                                   ARTICLE 2.

                                    THE NOTES

SECTION 2.1.  FORM AND DATING.

         The Notes, the notation thereon relating to the Subsidiary Guarantees and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, the terms of which are incorporated in and made part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Note shall be dated the date of its authentication. The Notes shall be issued initially in denominations of $1,000 and integral multiples thereof. Notes and the notation thereon relating to the Subsidiary Guarantees issued in global form shall be substantially in the form of Exhibit A attached hereto (including the text referred to in footnote 1 and the additional schedule referred to in footnote 5 thereto). Notes and the notation thereon relating to the Subsidiary Guarantees issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without including the text referred to in footnote 1 and the additional schedule referred to in footnote 5 thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section
2.6 hereof.

SECTION 2.2.  EXECUTION AND AUTHENTICATION.

         Two Officers of the Company shall sign the Notes by manual or facsimile signature. The seal of the Company, if any, shall be reproduced on the Notes and may be in facsimile form. If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid. Each Guarantor shall execute the Subsidiary Guarantee in the manner set forth in Section 11.8. A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture. The form of the Trustee's certificate of authentication to be borne by the Notes shall be substantially as set forth in Exhibit A attached hereto. The Trustee shall, upon a written order of the Company signed by two Officers of the Company directing the Trustee to authenticate the Notes and certifying that all conditions precedent to the issuance of the Notes contained herein have been complied with, authenticate Notes for original issue up to the aggregate principal amount stated in paragraph 4 of the Notes. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 2.7 hereof. The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or Affiliates of the Company.

SECTION 2.3.  REGISTRAR AND PAYING AGENT.

         The Company shall maintain (i) an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and (ii) an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-registrar. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. Such agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with
Section 7.7 hereof. The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes. The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Note Custodian with respect to the Global Notes.

SECTION 2.4.  PAYING AGENT TO HOLD MONEY IN TRUST.

         The Company will require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest (including Additional Interest), if any, on the Notes, and will promptly notify the Trustee of any Default by the Company in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all such money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all such money held by it to the Trustee and to account for any funds disbursed by it prior to such time. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money delivered to the Trustee. If the Company or a Subsidiary acts as Paying Agent, such Person shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by such Person as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent.

SECTION 2.5.  HOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee, at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders, including the aggregate principal amount of Notes held by each thereof, and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.6.  TRANSFER AND EXCHANGE.

         (a) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented by a Holder to the Registrar with a request:

                  (x)      to register the transfer of the Certificated
                           Securities; or

                  (y) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Certificated Securities presented or surrendered for register of transfer or exchange:

                           (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and

                           (ii) in the case of a Certificated Security that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable:

                                    (A)     if such Transfer Restricted Security
                                            is being delivered to the Registrar
                                            by a Holder for registration in the
                                            name of such Holder, without
                                            transfer, a certification to that
                                            effect from such Holder (in
                                            substantially the form of Exhibit B
                                            attached hereto); or

                                    (B)     if such Transfer Restricted Security
                                            is being transferred to a "qualified
                                            institutional buyer" (as defined in
                                            Rule 144A under the Securities Act)
                                            in accordance with Rule 144A under
                                            the Securities Act or pursuant to an
                                            exemption from registration in
                                            accordance with Rule 144 under the
                                            Securities Act, or pursuant to an
                                            exemption from registration in
                                            accordance with Rule 144 or Rule 904
                                            under the Securities Act or pursuant
                                            to an effective registration
                                            statement under the Securities Act,
                                            a certification to that effect from
                                            such Holder (in substantially the
                                            form of Exhibit B (or, if pursuant
                                            to Rule 904, Exhibit C) attached
                                            hereto).

         (b) Transfer of a Certificated Security for a Beneficial Interest in a Global Note. A Certificated Security may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Certificated Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                  (i) if such Certificated Security is a Transfer Restricted Security, a certification from the Holder thereof (in substantially the form of Exhibit B hereto) to the effect that such Certificated Security is being transferred by such Holder either (x) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or
                           (y) based upon an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company, the Trustee and to the Registrar, pursuant to another exemption from the registration requirements of the Securities Act provided by Rule 144 under the Securities Act; and

                  (ii) whether or not such Certificated Security is a Transfer Restricted Security, written instructions from the Holder thereof directing the Trustee to make, or to direct the Note Custodian to make, an endorsement on the Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, in which case the Trustee shall cancel such Certificated Security in accordance with Section 2.11 hereof and cause, or direct the Note Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Note Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased accordingly. If no Global Notes are then outstanding, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.2 hereof, the Trustee shall authenticate, a new Global
                           Note in the appropriate principal amount.

         (c) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (e) of this Section 2.6), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (d) Transfer of a Beneficial Interest in a Global Note for a Certificated Security.

                  (i) Any Person having a beneficial interest in a Global Note may upon request exchange such beneficial interest for a Certificated Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Note, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

                           (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification to that effect; or

                           (B) if such beneficial interest is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule

                                    144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B (or, if pursuant to Rule 904, Exhibit C) attached hereto);

                           in which case the Trustee or the Note Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the Note Custodian, cause the aggregate principal amount of Global Notes to be reduced accordingly and, following such reduction, the Company shall execute and the Trustee shall authenticate and deliver to the transferee, a Certificated Security in the appropriate principal amount.

                  (ii) Certificated Securities issued in exchange for a beneficial interest in a Global Note pursuant to this
                           Section 2.6(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Certificated Securities to the Persons in whose names such Notes are so registered.

         (e) Authentication of Certificated Securities in Absence of Depositary.

                  If at any time:

                  (i) the Depositary for the Notes notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Notes or has ceased to be a clearing agency registered under the Exchange Act and, in either case, a successor Depositary for the Global Notes is not appointed by the Company within 90 days after delivery of such notice; or

                  (ii) the Company, at its sole discretion, notifies the Trustee in writing it elects to cause the issuance of Certificated Securities under this Indenture,

                  then the Company shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section
                  2.2 hereof, authenticate and deliver, Certificated Securities in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

         (f)      Legends.

                  (i) Except as permitted by the following paragraphs (ii) and (iii), each Note certificate evidencing Global Notes and Certificated Securities (and all Notes issued in exchange therefor or substitution thereof) shall bear legends in substantially the following form:

                           "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN
                  REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT

                  BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
                  HOLDER:

                           (A) REPRESENTS THAT (A) IT IS A "QUALIFIED
                  INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT;

                           (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE
                  TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

                           (C) AGREES THAT IT WILL DELIVER TO EACH PERSON TO
                  WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                  AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

                  (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                           (A) in the case of any Transfer Restricted Security that is a Certificated Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated Security that does not bear the legend set forth in
                           (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                           (B) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.6(c) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Note for a Certificated Security that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B attached hereto).

                  (iii) Notwithstanding the foregoing, upon consummation of the Registered Exchange Offer, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.2 hereof, the Trustee shall authenticate, Series B Notes in exchange for Series A Notes accepted for exchange in the Registered Exchange Offer, which Series B Notes shall not bear the legend set forth in (i) above, and the Registrar shall rescind any restriction on the transfer of such Notes, in each case unless the Holder of such Series A Notes is either (A) a broker-dealer who purchased such Series A Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, (B) a Person participating in the distribution of the Series A Notes or (C) a Person who is an affiliate (as defined in Rule 144 under the Securities Act) of the Company.

         (g)      General Provisions Relating to Transfers and Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Certificated Securities and Global Notes at the Registrar's request.

                  (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.6, 4.10,
                           4.16 and 9.5 hereof).

                  (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (iv) All Certificated Securities and Global Notes issued upon any registration of transfer or exchange of Certificated Securities or Global Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Certificated Security or Global Notes surrendered upon such registration of transfer or exchange.

                  (v)      The Company shall not be required:

                           (A) to issue, to register the transfer of or to exchange Notes during a period beginning at the opening of business 15 days before the date on which a notice of redemption is mailed under Section 3.3 hereof and ending at the close of business on the date on which such notice is mailed; or

                           (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or

                           (C) to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.

                  (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, premium, if any, interest (including Additional Interest), if any, on such Note, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

                  (vii) The Trustee shall authenticate Certificated Securities and Global Notes in accordance with the provisions of Section 2.2 hereof.

                  (viii) Each Holder of a Note agrees to indemnify the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's
                           Note in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

                  (ix) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in Global Notes have been exchanged for Certificated Securities, or are redeemed, repurchased or canceled, all Global Notes shall be returned to or retained and canceled by the Trustee in accordance with Section
2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Certificated Securities, or are redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or the Note Custodian, at the direction of the Trustee, to reflect such reduction.

         (i)      Transfer to Non-U.S. Persons.

         The following additional provisions shall apply with respect to the registration of any proposed transfer of a Transfer Restricted Security to any "non-U.S. person" (as defined in Regulation S of the Securities Act):

                  (i) the Registrar shall register the transfer of any Transfer Restricted Security if (x) the requested transfer is after the second anniversary of the Issue Date; provided, however, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Note, or portion thereof, at any time on or prior to the second anniversary of the Issue Date and such transfer can otherwise be lawfully made under the Securities Act without registering such Initial Notes thereunder or (y) the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto;

                  (ii) if the Notes to be transferred consist of Certificated Securities which, after transfer, are to be evidenced by an interest in a Global Note sold in reliance on Regulation S under the Securities Act (a "Regulation S Global Note") upon receipt by the Registrar of (x) written instructions given in accordance with the Depository's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause (y) of paragraph (i) above, together with any required legal opinions and certifications, the Registrar shall register the transfer and reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Note in an amount equal to the principal amount of Certificated Securities to be transferred, and the Trustee shall cancel the Certificated Securities so transferred;

                  (iii) if the Notes to be transferred consist of a transfer of an interest in a Global Note, upon receipt by the Registrar of (x) written instructions given in accordance with the Depository's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause (y) of paragraph (i) above, together with any required legal opinions and certifications, the Registrar shall register the transfer and reflect on its books and records the date and
         (A) a decrease in the principal amount of the Global Note from which such interests are to be transferred in an amount equal to the principal amount of the Notes to be transferred and (B) an increase in the principal amount of the Regulation

         S Global Note in an amount equal to the principal amount of the Global Note to be transferred; and

                  (iv) until the 41st day after the Issue Date (the "Restricted Period"), an owner of a beneficial interest in the Regulation S Global Note may not transfer such interest to a transferee that is a U.S. person or for the account or benefit of a U.S. person within the meaning of Rule 902(o) of the Securities Act. During the Restricted Period, all beneficial interests in the Regulation S Global Note shall be transferred only through Euroclear System or Clearstream Banking, S.A., either directly if the transferor and transferee are participants in such systems, or indirectly through organizations that are participants.

SECTION 2.7.  REPLACEMENT NOTES.

         If any mutilated Note is surrendered to the Trustee, the Note Custodian, the Depositary or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers of the Company, shall authenticate a replacement Note if the Trustee's requirements for replacements of Notes are met. An indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company and the Trustee may charge for their expenses in replacing a Note. Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

SECTION 2.8.  OUTSTANDING NOTES.

         The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. If a Note is replaced pursuant to Section 2.7 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser; provided, however, that the aggregate principal amount of the Notes shall not increase by reason of this Section 2.8 or Section 2.7 hereof. If the principal amount of any Note is considered paid under Section 4.1 hereof, it ceases to be outstanding and interest on it ceases to accrue. Subject to Section 2.9 hereof, a Note does not cease to be outstanding because the Company, a Guarantor or an Affiliate of the Company holds the Note; provided, however, that in determining the maximum principal amount of Notes that the Company may redeem pursuant to
Section 3.7(b) hereof, Notes owned by the Company or any Subsidiary thereof shall not be deemed outstanding. If the Paying Agent (other than the Company or a Subsidiary thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.9.  TREASURY NOTES.

         In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, a Guarantor or by any Affiliate thereof shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer actually knows to be so owned shall be so considered.

SECTION 2.10.  TEMPORARY NOTES.

         Until Certificated Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes upon a written order of the Company signed by two Officers of the Company directing the Trustee to authenticate the Notes and certifying that all conditions precedent to the issuance of the Notes contained herein have been complied with. Temporary Notes shall be substantially in the form of Certificated Securities but may have variations that the Company and the Trustee consider appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Certificated Securities in exchange for temporary Notes. Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

SECTION 2.11.  CANCELLATION.

         The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall return canceled Notes to the Company. The Company may not issue new Notes to replace Notes that the Company has redeemed or paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12.  RECORD DATE.

         The record date for purposes of determining the identity of Holders of the Notes entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture shall be determined as provided for in TIA Section 316(c).

SECTION 2.13.  DEFAULTED INTEREST.

         If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date, in each case at the rate provided in the Notes and in Section 4.1 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall, with the consent of the Trustee, fix or cause to be fixed each such special record date and payment date. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to the Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.14.  CUSIP NUMBERS.

         The Company in issuing the Notes may use CUSIP numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE 3.

                            REDEMPTION AND PREPAYMENT

SECTION 3.1.  NOTICES TO TRUSTEE.

         If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.7 hereof and paragraph 5 of the Notes, it shall furnish to the Trustee, at least 30 days but not more than 60 days before the redemption date, an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

         If the Company is required to make an offer to redeem Notes pursuant to the provisions of Section 4.10 or 4.16 hereof, it shall furnish to the Trustee at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the maximum principal amount of Notes to be redeemed, (iv) the redemption price and (v) further setting forth a statement to the effect that (a) the Company or one of its Subsidiaries has effected an Asset Sale and the conditions set forth in
Section 4.10 have been satisfied or (b) a Change of Control has occurred and the conditions set forth in Section 4.16 have been satisfied.

         The Company shall also provide the Trustee with any additional information that the Trustee reasonably requests in connection with any redemption.

         Except as expressly set forth herein, the Company shall have no right to redeem Notes.

SECTION 3.2.  SELECTION OF NOTES TO BE REDEEMED.

         If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed among the Holders in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee deems fair and appropriate; provided, however, that no Notes of $1,000 or less shall be redeemed in part. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption. The Company shall promptly notify the Trustee in writing of the listing of the Notes on any national securities exchange and of any delisting thereof. The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of them selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. In the event the Company is required to make an offer to redeem Notes pursuant to Sections 4.10 or 4.16 hereof and the amount of the Excess Proceeds from the Asset Sale are not evenly divisible by $1,000, the Trustee shall promptly refund to the Company any remaining Excess Proceeds such that the amount of Excess Proceeds shall be evenly distributed by $1000 (and no more).

SECTION 3.3.  NOTICE OF REDEMPTION.

         Subject to the provisions of Section 4.10 or 4.16 hereof, at least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address. The notice shall identify the Notes to be redeemed (including CUSIP numbers) and shall state:

         (a)      the redemption date;

         (b)      the redemption price;

         (c) if any Note is being redeemed in part, that, after the redemption date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued in the name of the Holder thereof upon cancellation of the original Note;

         (d)      the name and address of the Paying Agent;

         (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

         (f) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

         (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

         (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.4.  EFFECT OF NOTICE OF REDEMPTION.

         Once notice of redemption is mailed in accordance with Section 3.3 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.5.  DEPOSIT OF REDEMPTION PRICE.

         Not less than one Business Day prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent immediately available funds sufficient to pay the redemption price of and accrued interest (including Additional Interest), if any, on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest (including Additional Interest) on, all Notes to be redeemed.

         If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal from the redemption date until such principal is paid and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in
Section 4.1 hereof.

SECTION 3.6.  NOTES REDEEMED IN PART.

         Upon surrender of a Note that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company, a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.7.  OPTIONAL REDEMPTION.

         (a) Except as set forth in clause (b) below of this Section 3.7, the Company shall not have the option to redeem the Notes prior to April 1, 2006. On or after April 1, 2006, the Company shall have the option to redeem the Notes at any time, in whole or in part, upon not less than 30 nor more than 60 days' prior written notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest (including Additional Interest), if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on April 1 of each of the years indicated below:

                  YEAR                                         PERCENTAGE
                  ----                                         ----------
                  2006............................................105.25%
                  2007............................................103.50%
                  2008............................................101.75%
                  2009 and thereafter.............................100.00%

         (b) Notwithstanding the provisions of clause (a) of this Section 3.7, prior to April 1, 2004, the Company may redeem up to 35% in aggregate principal amount of the Notes originally issued under this Indenture at a redemption price of 110.50% of the principal amount thereof, plus accrued and unpaid interest (including Additional Interest), if any, thereon to the redemption date, with the net cash proceeds of one or more Public Equity Offerings; provided,, that at least $185.25 million in aggregate principal amount of the Notes remain outstanding following such redemption (excluding those Notes owned by the Company or any Subsidiary thereof); and provided further, that such redemption shall have occurred within 60 days of the closing of any such Public Equity Offering.

         (c) Any redemption pursuant to this Section 3.7 shall be made, to the extent applicable, pursuant to the provisions of Sections 3.1 through 3.6 hereof.

SECTION 3.8.  MANDATORY REDEMPTION.

         Except as set forth under Sections 4.10 and 4.16 hereof, the Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

                                   ARTICLE 4.

                                    COVENANTS

SECTION 4.1.  PAYMENT OF NOTES.

         The Company shall pay or cause to be paid the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes on the dates and in the manner provided in the Notes. Principal of, premium, if any, and interest (including Additional Interest), if any, on the Notes shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal of, premium, if any, and interest (including any Additional Interest), if any, on the Notes then due. The Paying Agent shall return to the Company, no later than five days following the date of payment, any money (including accrued interest) that exceeds such amount of principal of, premium, if any, interest (including Additional Interest), if any, paid on the Notes. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum equal to the rate of interest applicable to the Notes. All such default interest shall be payable on demand.

SECTION 4.2.  MAINTENANCE OF OFFICE OR AGENCY.

         The Company shall maintain within the City and State of New York an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency within the City and State of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates the Corporate Trust Office of the Trustee, located at 101 Barclay Street, 21 West, New York, New York 10286, as one such office or agency of the Company in accordance with Section 2.3 hereof.

SECTION 4.3.  REPORTS.

         (a) Whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company shall furnish to the Holders of Notes, within the time periods specified in the SEC's rules and regulations, (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the SEC, the Company shall file a copy of all such information and reports with the SEC for public availability (unless the SEC will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

         (b)      The Company shall at all times comply with TIA Section 314(a).

         (c) For so long as any Notes remain outstanding and are not freely transferable under the Securities Act, the Company shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

         (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         (e) If the Company has designated any of its Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required above shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in Management's Discussion and Analysis of Financial Condition and Results of Operations, of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company.

SECTION 4.4.  COMPLIANCE CERTIFICATE.

         (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that, to the best of his or her knowledge, each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto) and that, to the best of his or her knowledge, no event has occurred and remains in existence by reason of which payments on account of the principal of, premium, if any, or interest (including Additional Interest), if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action each is taking or proposes to take with respect thereto.

         (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.3(a) above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation reasonably satisfactory to the Trustee) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article 4 or Article 5 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

         (c) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or propose to take with respect thereto.

         (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.5.  TAXES.

         The Company shall, and shall cause each of its Subsidiaries to, pay prior to delinquency all material taxes, assessments and governmental levies, except such as are contested in good faith and by appropriate proceedings.

SECTION 4.6.  STAY, EXTENSION AND USURY LAWS.

         The Company and each Guarantor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company and each Guarantor (to the extent that each of them may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.7.  RESTRICTED PAYMENTS.

         (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

                  (1) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity

         Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or to the Company or a Restricted Subsidiary of the Company);

                  (2) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of (i) the Company or any Unrestricted Subsidiary or (ii) any Restricted Subsidiary held by any Affiliate of the Company (other than, in either case, any such Equity Interests owned by the Company or any of its Restricted Subsidiaries);

                  (3) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value, any Subordinated Indebtedness except (i) a payment of interest or principal at the Stated Maturity thereof or (ii) the purchase, repurchase or other acquisition of any such Subordinated Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case, due within one year of the date of such purchase, repurchase or other acquisition; or

                  (4) make any Restricted Investment (all such payments and other actions set forth in clauses (1) through (4) being collectively referred to as "Restricted Payments"),

unless, at the time of and after giving effect to such Restricted Payment:

                  (i) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

                  (ii) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.9(a) hereof; and

                  (iii) such Restricted Payment, together with the aggregate of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the Issue Date (excluding Restricted Payments permitted by clauses (2) and (3) of paragraph (c) below), is less than the sum, without duplication, of:

                           (w) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the Issue Date to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus

                           (x) 100% of the aggregate net cash proceeds received by the Company since the Issue Date as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock) or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Company), plus

                           (y) to the extent that any Restricted Investment that was made after the Issue Date is sold for cash or otherwise liquidated or repaid for cash, the lesser of (i) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (ii) the initial amount of such Restricted Investment, plus

                           (z)      $5.0 million.

         (b) Notwithstanding paragraph (a) above, the Company may declare or pay a dividend if:

                  (1) the dividend is declared or paid within one year of the Issue Date;

                  (2) the dividend relates to common stock of the Company that is listed on a national securities exchange;

                  (3) no Default or Event of Default has occurred and is continuing;

                  (4)      the Company could have paid the dividend pursuant to
         Section 4.7(a)(iii) above but without having to satisfy the Fixed Charge Coverage Ratio test as contemplated by 4.7(a)(ii) above; and

                  (5) the amount of the dividend, when taken together with the aggregate amount of all other dividends paid by the Company pursuant to this Section 4.7(b), does not exceed $10.0 million.

        (c) Further, so long as no Default or Event of Default has occurred and is continuing or would be caused thereby, Section 4.7(a) above shall not prohibit:

                  (1) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture;

                  (2) the redemption, repurchase, retirement, defeasance or other acquisition of any Subordinated Indebtedness of the Company or any Guarantor or of any Equity Interests of the Company or any Restricted Subsidiary in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, Equity

                           Interests of the Company (other than Disqualified Stock); provided, however, that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (x) of Section 4.7(a)(iii) above;

                  (3) the defeasance, redemption, repurchase or other acquisition of Subordinated Indebtedness of the Company or any Guarantor with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness;

                  (4) the payment of any dividend by a Restricted Subsidiary of the Company to the holders of its common Equity Interests on a pro rata basis; and

                  (5) the repurchase or other acquisition of shares of Capital Stock of the Company or any of its Subsidiaries from employees, former employees, directors or former directors of the Company or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors under which such individuals purchase or sell or are granted the option to purchase or sell, shares of such Capital Stock; provided, however, that the aggregate amount of such repurchases and other acquisitions shall not exceed $1.0 million in any calendar year (with unused amounts in any calendar year (without giving effect to any carry-forward from any prior year) being permitted to be carried over for the next succeeding calendar year).

         (d) The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any assets or securities that are required to be valued by this Section 4.7 shall be determined by the Board of Directors pursuant to a Board Resolution that shall be delivered to the Trustee. Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.7 were computed.

SECTION 4.8.  DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.

         (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

                  (1) pay dividends or make any other distributions on its Capital Stock to the Company or any of the Company's Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to the Company or any of the Company's Restricted Subsidiaries;

                  (2) make loans or advances to the Company or any of the Company's Restricted Subsidiaries; or

                  (3) transfer any of its properties or assets to the Company or any of the Company's Restricted Subsidiaries.

         (b) However, the restrictions described in paragraph (a) above will not apply to encumbrances or restrictions existing under or by reason of:

                  (1)      Credit Facilities;

                  (2) Existing Indebtedness as in effect on the Issue Date and Permitted Refinancing Indebtedness, provided, that such Permitted Refinancing Indebtedness is, in the good faith judgment of the Board of Directors, not materially less favorable, taken as a whole, with respect to such dividend and other payment restrictions than those contained in the Indebtedness being refinanced;

                  (3)      the Indenture and the Notes;

                  (4)      applicable law;

                  (5) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided, that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be incurred;

                  (6) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices;

                  (7) purchase money obligations for property acquired in the ordinary course of business that impose restrictions on the property so acquired of the nature described in clause (3) of paragraph
         (a) above;

                  (8) any agreement for the sale or other disposition of a Restricted Subsidiary that restricts distributions by such Restricted Subsidiary pending its sale or other disposition;

                  (9) Liens securing Indebtedness otherwise permitted to be incurred pursuant to Sections 4.9 and 4.12 hereof that limit the right of the Company or any of its Restricted Subsidiaries to dispose of the assets subject to such Lien;

                  (10) provisions with respect to the disposition or distribution of assets or property in joint venture agreements and other similar agreements entered into in the ordinary course of business; and

                  (11) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business.

SECTION 4.9.  INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.

         (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired
Debt), and the Company shall not issue any Disqualified Stock and shall not permit any of its Restricted Subsidiaries to issue any shares of preferred stock; provided, however, that the Company and any Guarantor may incur Indebtedness (including Acquired Debt), and the Company may issue Disqualified Stock, if the Fixed Charge Coverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued would have been at least 2.50 to 1.00 (if such incurrence occurs during the period from the Issue Date to the third anniversary of the Issue Date) and 2.75 to 1.00 (if such incurrence occurs after the third anniversary of the Issue Date), determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period.

         (b) So long as no Default or Event of Default shall have occurred and be continuing or would be caused thereby, paragraph (a) above shall not prohibit the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

                 (1) the incurrence by the Company and its Restricted Subsidiaries of Indebtedness under Credit Facilities; provided, however, that the aggregate principal amount of all Indebtedness outstanding under all Credit Facilities after giving effect to such incurrence (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Restricted Subsidiaries thereunder) does not exceed an amount equal to $75.0 million less the aggregate amount of all Net Proceeds of Asset Sales applied by the Company or any of its Subsidiaries since the Issue Date to repay Indebtedness under a Credit Facility pursuant to Section 4.10 hereof;

                  (2) the incurrence by the Company and its Subsidiaries of Existing Indebtedness;

                  (3) the incurrence by the Company and the Guarantors of Indebtedness represented by the Notes and the Subsidiary Guarantees;

                 (4) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of the Company or such Restricted Subsidiary, in an aggregate principal amount not to exceed $25.0 million at any time outstanding;

                 (5) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace, Indebtedness (other than intercompany Indebtedness) that was permitted to be incurred under Section 4.9(a) above or clauses (2), (3), (4) or
        (11) of this paragraph (b);

                 (6) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries; provided, however, that:

                           (a) if the Company or any Guarantor is the obligor on such Indebtedness, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Notes, in the case of the Company, or the Subsidiary Guarantee of such Guarantor, in the case of a Guarantor; and

                           (b) (i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Wholly Owned Restricted Subsidiary thereof and (ii) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Wholly Owned Restricted Subsidiary thereof shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);

                 (7) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations under or with respect to (a) Interest Rate Agreements not for the purpose of speculation and (b) Currency Agreements entered into in the ordinary course of business and not for the purpose of speculation;

                 (8) Indebtedness of the Company or any Restricted Subsidiary in respect of performance bonds and surety or appeal bonds entered into by the Company and the Restricted Subsidiaries in the ordinary course of their business;

                 (9) Indebtedness of the Company or any Restricted Subsidiary arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is satisfied within three business days of incurrence;

                 (10) the Guarantee by the Company or any of the Guarantors of Indebtedness of the Company or a Restricted Subsidiary of the Company that was permitted to be incurred by another provision of this Section 4.9;

                 (11) the incurrence by the Company or any of its Restricted Subsidiaries of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (11), not to exceed $25.0 million;

                 (12) the incurrence by the Company's Unrestricted Subsidiaries of Non-Recourse Debt; provided, however, that if any such Indebtedness ceases to be Non-Recourse Debt of an Unrestricted Subsidiary, such event shall be deemed to constitute an incurrence of Indebtedness by a Restricted Subsidiary of the Company that was not permitted by this clause (12); and

                 (13) the accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock; provided, in each such case, that the amount thereof is included in Fixed Charges of the Company as accrued.

    For purposes of determining compliance with this Section 4.9, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (13) of paragraph
(b) above, or is entitled to be incurred pursuant to paragraph (a) of this
Section 4.9, the Company will be permitted to classify such item of Indebtedness on the date of its incurrence in any manner that complies with this Section 4.9.

SECTION 4.10.  ASSET SALES.

         (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

                  (1) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of;

                  (2) such fair market value is determined by the Board of Directors pursuant to a Board Resolution as set forth in an Officers' Certificate delivered to the Trustee (or determined by the Company and evidenced by an Officers' Certificate delivered to the Trustee in the case of an Asset Sale of assets or

                           Equity Interests with a fair market value of less than $2.5 million) and, in the case of an Asset Sale with respect to assets having a fair market value in excess of $35.0 million, the Company shall deliver to the Trustee an opinion of an accounting, appraisal or investment banking firm of national standing that such Asset Sale is fair to the Company or the applicable Restricted Subsidiary from a financial point of view; and

                  (3) at least 90% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash or Cash Equivalents; provided, however, that the amount of (x) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet) of the Company or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Notes or any Subsidiary Guarantee) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Company or such Restricted Subsidiary from further liability and (y) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are promptly converted by the Company or any such Restricted Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash for purposes of this provision.

         (b) Within 360 days after the receipt of any Net Proceeds from an Asset Sale, the Company may apply such Net Proceeds at its option:

                  (1) to repay its Senior Debt (and, in the event any such Senior Debt constitutes revolving Indebtedness, there shall be a corresponding and permanent reduction in the revolving commitment with respect thereto in an amount equal to the amount of such repayment);

                  (2) to acquire all or substantially all of the assets of, or a majority of the Voting Stock of, another Person;

                  (3)      to make a capital expenditure; or

                  (4) to acquire other long-term assets that are used or useful in the business of the Company.

Pending the final application of any such Net Proceeds, the Company may temporarily reduce revolving Indebtedness under a Credit Facility or otherwise invest such Net Proceeds in any manner that is not prohibited by this Indenture. Any Net Proceeds from Asset Sales that are not applied or invested as described in clauses (1) through (4) above of this paragraph (b) shall be deemed to constitute "Excess Proceeds."

         (c) As soon as practicable, but in no event later than 30 Business Days, after any date (each, an "Asset Sale Offer Trigger Date") that the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company shall commence an offer to purchase the maximum principal amount of Notes and other Pari Passu Debt of the Company containing provisions similar to those set forth herein with respect to an offer to purchase or redeem such Indebtedness with the proceeds of sales of assets that may be purchased out of the Excess Proceeds (each, an "Asset Sale Offer"). Any Notes and other Pari Passu Debt to be purchased pursuant to an Asset Sale Offer shall be purchased pro rata based on the aggregate principal amount of Notes and such other applicable Pari Passu Debt outstanding and all Notes shall be purchased at an offer price in cash (or in respect of such other Pari Passu Debt, in cash and/or such other property, if any, as may be provided for or permitted by the terms of such indebtedness) equal to 100% of the principal amount thereof, plus accrued and unpaid interest (including Additional Interest), if any, to the date of purchase (or if such Asset Sale Offer is with respect to any discount or zero coupon securities prior to the date of their full accretion, 100% of the accreted value thereof on the date of purchase) or, in respect of such other Pari Passu Debt, such lesser price, if any, as may be provided for by the terms of such Pari Passu Debt. To the extent that any Excess Proceeds remain after completion of an Asset Sale Offer, the Company may use the remaining amount for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Notes and such other Pari Passu Debt tendered with respect to such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other Pari Passu Debt to be purchased on a pro rata basis but in round denominations, which in the case of the Notes shall be denominations of $1,000 principal amount or multiples thereof. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

         (d) The Asset Sale Offer shall set forth the date (the "Asset Sale Offer Purchase Date"), which shall be no earlier than 30 days but no later than 60 days following the date notice of the Asset Sale Offer has been given, upon which the Company shall redeem Notes hereunder. The Asset Sale Offer shall remain open until 5 Business Days prior to the Asset Sale Offer Purchase Date and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). On the Asset Sale Offer Purchase Date, the Company shall purchase the principal amount of Notes required to be purchased pursuant to this Section 4.10 (the "Asset Sale Offer Amount") or, if less than the Asset Sale Offer Amount has been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

         (e) If the Asset Sale Offer Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer.

         (f) Upon (and in any event within 10 days after) the commencement of an Asset Sale Offer, the Company shall send, by overnight courier, a notice to the Trustee and to each of the Holders. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Sale Offer and the procedures to withdraw their election to accept such offer. The Asset Sale Offer shall be made to all Holders of Notes. The notice, which shall, to the extent not inconsistent with this Indenture, govern the terms of the Asset Sale Offer, shall state:

                  (1) that the Asset Sale Offer is being made pursuant to this Section 4.10 hereof and the length of time the Asset Sale Offer shall remain open;

                  (2) the Asset Sale Offer Amount, the purchase price of the Notes and any other Pari Passu Debt (plus accrued but unpaid interest (including Additional Interest) to the Asset Sale Purchase Date) and the Asset Sale Offer Purchase Date, which shall be established in a manner consistent with paragraph (d) hereof;

                  (3) that any Note not tendered or accepted for payment shall continue to accrue interest;

                  (4) that, unless the Company defaults in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Asset Sale Offer Purchase Date;

                  (5) that Holders electing to have a Note purchased pursuant to an Asset Sale Offer may only elect to have all of such Note purchased and may not elect to have only a portion of such Note purchased;

                  (6) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form titled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer by book-entry transfer, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice at least three Business Days before the Asset Sale Offer Purchase Date;

                  (7) that Holders shall be entitled to withdraw their election if the Company, the Depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

                  (8) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Offer Amount, the Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

                  (9) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

Other than as specifically provided in this Section 4.10, any purchase pursuant to this Section 4.10 shall be made pursuant to the provisions of Sections 3.03 through 3.06 hereof.

         (g) On the Asset Sale Offer Purchase Date, the Company shall (i) accept for payment the maximum principal amount of Notes or portions thereof validly tendered and not withdrawn pursuant to the Asset Sale Offer that can be purchased out of the Excess Proceeds, (ii) deposit with the Trustee or the Paying Agent the aggregate purchase price of all Notes or portions thereof accepted for payment and any accrued and unpaid interest (including Additional Interest), if any, on such Notes as of the Asset Sale Offer Purchase Date, and
(iii) deliver or cause to be delivered to the Trustee all Notes so tendered pursuant to the Asset Sale Offer. If less than all of the Notes tendered pursuant to the Asset Sale Offer are accepted for payment by the Company for any reason consistent with this Indenture, selection of the Notes to be purchased by the Company shall be in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, among Notes of a particular series and Pari Passu Debt on a pro rata basis by lot or by such other method as the Trustee shall deem fair and appropriate; provided, however, that Notes accepted for payment in part shall only be purchased in integral multiples of $1,000. The Paying Agent shall promptly mail to each Holder of Notes or portions thereof accepted for payment an amount equal to the purchase price for such Notes plus any accrued and unpaid interest (including Additional Interest), if any, thereon, and, if applicable, the Company shall execute and issue, and the Trustee shall promptly authenticate and mail to such Holder of Notes accepted for payment in part, a new Note equal in principal amount of any unpurchased portion of the Notes, and any Note not accepted for payment in whole or in part shall be promptly returned to the Holder of such Note.

         (h) The Company shall announce the results of the Asset Sale Offer to Holders of the Notes on or as soon as practicable after the Asset Sale Purchase Date. The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act, and any other securities laws or regulations in connection with any Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue of its compliance with such securities laws or regulations. In such event, the Company shall deliver to the Trustee an Opinion of Counsel regarding such matter and describing such conflict and the reasons for the deviation from the terms of the Indenture.

SECTION 4.11.  TRANSACTIONS WITH AFFILIATES.

         (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless:

               (1) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that could have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

               (2)         the Company delivers to the Trustee:

                           (A) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $1.0 million, a Board Resolution set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with this Section 4.11(a) and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors; and

                           (B) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $10.0 million, an opinion as to the fairness to the Company and/or the applicable Restricted Subsidiary of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

         (b) The following items shall not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of paragraph
(a) above:

                  (1) any employment agreement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or such Restricted Subsidiary;

                  (2) transactions between or among the Company and/or the Guarantors;

                  (3) Restricted Payments that are permitted by Section 4.7 hereof;

                  (4) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors;

                  (5) the grant of stock options or similar rights to employees and directors of the Company pursuant to plans approved by the Board of Directors;

                  (6) reasonable fees, compensation or employee benefit arrangements to and indemnity provided for the benefit of directors, officers or employees of the Company or any Subsidiary in the ordinary course of business; and

                  (7) the issuance or sale of any Equity Interests (other than Disqualified Stock) of the Company.

SECTION 4.12.  LIENS.

         (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien securing Indebtedness, Attributable Debt or trade payables on any asset now owned or hereafter acquired, or any income or profits therefrom, or assign or convey any right to receive income therefrom, except Permitted Liens.

         (b) If the Company or any Restricted Subsidiary shall create or assume any Lien that is not permitted, the Company will make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured so long as any such other Indebtedness shall be so secured. This paragraph (b) will not be deemed a consent to any Lien or Liens not otherwise permitted nor shall it constitute a waiver of any Event of Default arising by reason of the existence of such unpermitted Lien.

SECTION 4.13.  SALE AND LEASEBACK TRANSACTIONS.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided, however, that the Company or any Restricted Subsidiary of the Company may enter into a sale and leaseback transaction if:

         (1) the Company or that Restricted Subsidiary, as applicable, could have incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction under the Fixed Charge Coverage Ratio test set forth in Section 4.9(a); and

         (2) the gross cash proceeds of that sale and leaseback transaction are at least equal to the fair market value, as determined in good faith by the Board of Directors of the Company pursuant to a Board Resolution (or as determined in good faith by the Company in the case of a sale and leaseback transaction resulting in gross cash proceeds of less than $2.5 million); and

         (3) the transfer of assets in that sale and leaseback transaction is permitted by, and the Company applies the proceeds of such transaction in compliance with, Section 4.10 hereof.

SECTION 4.14.  LIMITATIONS ON ISSUANCES OF GUARANTEES OF INDEBTEDNESS.

         The Company shall not permit any of its Restricted Subsidiaries, directly or indirectly, to Guarantee any other Indebtedness of the Company unless such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for the Guarantee of the payment of the Notes by such Restricted Subsidiary, which Guarantee shall be senior to or pari passu with such Restricted Subsidiary's Guarantee of such other Indebtedness unless such other Indebtedness is Senior Debt, in which case the Guarantee of the Notes may be subordinated to the Guarantee of such Senior Debt to at least the same extent as the Notes are subordinated to such Senior Debt. Any such Guarantee by a Restricted Subsidiary of the Notes shall provide by its terms that it will be automatically and unconditionally released and discharged upon any of the circumstances described in clauses (i) through (iv) of Section 11.3(a) hereof. Such supplemental indenture shall be in form and substance satisfactory to the Trustee and such Restricted Subsidiary shall accede to and assume the obligations of a Guarantor under Articles 11 and 12 hereof (and any other applicable provision of this Indenture) and shall be accompanied by an Opinion of Counsel. The obligations under this Section 4.14 shall be in addition to, and not in any way in derogation of, the obligations of the Company under Section 4.19 hereof.

SECTION 4.15.  CORPORATE EXISTENCE.

         Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation and the corporate, partnership or other existence of each Restricted Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or each Restricted Subsidiary thereof and the material rights (charter and statutory), licenses and franchises of the Company and each Restricted Subsidiary; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate partnership or other existence of any of its Restricted Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

SECTION 4.16.  REPURCHASE AT THE OPTION OF HOLDERS - CHANGE OF CONTROL.

         (a) Upon the occurrence of a Change of Control, each Holder of Notes shall have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to the offer described in clause (b) below (the "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest (including Additional Interest), if any, thereon to the date of purchase (the "Change of Control Payment").

         (b) Within 30 days following any Change of Control, the Company shall mail a notice to the Trustee and each Holder stating:

                  (1) that a Change of Control has occurred and describing the transaction or transactions that constitute or give rise to the Change of Control;

                  (2) that the Change of Control Offer is being made pursuant to this Section 4.16 and that all Notes tendered shall be accepted for payment;

                  (3) the purchase price and purchase date, which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date");

                  (4) that any Note not tendered shall continue to accrue interest;

                  (5) that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                  (6) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer shall be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

                  (7) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased; and

                  (8) that Holders whose Notes are being purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof.

         (c) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue of its compliance with such securities laws or regulations. In such event, the Company shall deliver an Opinion of Counsel to the Trustee describing such conflict and the reasons for the deviation from the terms of the Indenture.

         (d) On the Change of Control Payment Date, the Company shall, to the extent lawful:

                  (1) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer,

                  (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered; and

                  (3) deliver or cause to be delivered to the Trustee the Notes so accepted, together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Company.

The Paying Agent shall promptly mail to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to the unpurchased portion of the Notes surrendered, if any; provided, however, that each such new Note shall be in a principal amount of $1,000 or an integral multiple thereof.

         (e) The Change of Control provisions described above shall be applicable whether or not any other provisions of this Indenture are applicable.

         (f) Prior to complying with any of the provisions of this Section 4.16, but in any event within 90 days following a Change of Control, the Company shall effect one of the following: (i) repay in full in cash all Senior Debt, the terms of which provide that such Senior Debt is due and payable by reason of the occurrence of a Change of Control; (ii) make an offer to repay Senior Debt if the instrument governing such Senior Debt contains a Change of Control Offer provision similar to this Section 4.16; or (iii) obtain the requisite consents, if any, under all agreements governing any such outstanding Senior Debt to permit the repurchase of Notes required by this Section 4.16.

         (g) The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

         (h) Notwithstanding the foregoing provisions of this Section, the Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

SECTION 4.17.  LIMITATION ON OTHER SENIOR SUBORDINATED DEBT.

         The Company shall not, and shall not permit any Guarantor or any other Restricted Subsidiary to, incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt and senior in any respect in right of payment to the Notes.

SECTION 4.18. LIMITATION ON ISSUANCES AND SALES OF EQUITY INTERESTS IN WHOLLY OWNED SUBSIDIARIES.

         (a) The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, transfer, convey, sell, lease or otherwise dispose of any Equity Interests of any Wholly Owned Restricted Subsidiary of the Company to any Person (other than the Company or a Wholly Owned Restricted Subsidiary of the Company), unless:

                  (i) such transfer, conveyance, sale, lease or other disposition is of all the Equity Interests of such Wholly Owned Restricted Subsidiary; and

                  (ii) the cash Net Proceeds from such transfer, conveyance, sale, lease or other disposition are applied in accordance with the provisions of Section 4.10 hereof.

         (b) The Company shall not permit any Wholly Owned Restricted Subsidiary of the Company to issue any of its Equity Interests (other than, if necessary, shares of its Capital Stock constituting directors' qualifying shares) to any Person other than to the Company or a Wholly Owned Restricted Subsidiary of the Company.

SECTION 4.19.  ADDITIONAL SUBSIDIARY GUARANTEES

                  If the Company or any of its Restricted Subsidiaries acquires or creates another Restricted Subsidiary (other than a Foreign Subsidiary) after the Issue Date, then that newly acquired or created Restricted Subsidiary shall become a Guarantor and execute a supplemental indenture in form and substance satisfactory to the Trustee pursuant to which, among other things, such Restricted Subsidiary shall accede to and assume the obligations of a Guarantor under Articles 11 and 12 hereof and shall deliver an Opinion of Counsel to the Trustee within 10 Business Days of the date on which such Restricted Subsidiary was acquired or created. Any such Guarantee by a Restricted Subsidiary of the Notes shall provide by its terms that it will be automatically and unconditionally released and discharged upon any of the circumstances described in clauses (i) through (iv) of Section 11.3(a) hereof. Such supplemental indenture shall be in form and substance satisfactory to the Trustee and such Restricted Subsidiary shall accede to and assume the obligations of a Guarantor under Articles 11 and 12 hereof (and any other applicable provision of this Indenture) and shall be accompanied by an Opinion of Counsel.

SECTION 4.20.  LIMITATION ON RESTRICTED AND UNRESTRICTED SUBSIDIARIES.

         (a) Subject to, and in accordance with, the provisions hereof, the Company may from time to time designate Subsidiaries as "Restricted Subsidiaries" or "Unrestricted Subsidiaries." As of the Issue Date, all Subsidiaries of the Company shall be "Restricted Subsidiaries." Upon any change in designation, the Company shall promptly deliver an Officers' Certificate to the Trustee notifying it of such designation, the Subsidiary subject to such designation, the effective date of such designation and a certification (with supporting calculations, as necessary) that the conditions to such redesignation as set forth herein have been satisfied.

         (b) The Board of Directors of the Company may, if no Default or Event of Default would arise therefrom, designate an Unrestricted Subsidiary to be a Restricted Subsidiary, provided, however, that (i) any such redesignation shall be deemed to be an incurrence as of the date of such redesignation by the Company and its Restricted Subsidiaries of the Indebtedness (if any) of such redesignated Subsidiary for purposes of Section 4.9 hereof, and (ii) unless such redesignated Subsidiary shall not have any Indebtedness outstanding (other than Permitted Indebtedness), no such designation shall be permitted if immediately after giving effect to such redesignation and the incurrence of any such additional Indebtedness (other than Permitted Indebtedness) the Company could not incur $1.00 of additional Indebtedness under the Fixed Charge Coverage Ratio test set forth in Section 4.9(a) hereof.

         (c) The Board of Directors of the Company also may, if no Default or Event of Default would arise therefrom, designate any Restricted Subsidiary to be an Unrestricted Subsidiary if (i) such designation is at that time permitted under Section 4.7 and (ii) such Subsidiary meets the requirements of the definition of the term "Unrestricted Subsidiary." Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions and was permitted by Section
4.7 and setting forth in reasonable detail the underlying calculations.

         (d) For purposes of Section 4.7, (i) an "Investment" shall be deemed to have been made at the time any Restricted Subsidiary of the Company is designated as an Unrestricted Subsidiary in an amount (proportionate to the Company's equity interest in such Subsidiary) equal to the net worth of such Restricted Subsidiary at the time that such Restricted Subsidiary is designated as an Unrestricted Subsidiary and shall reduce the amount available for Restricted Payments under Section 4.7(a) or the amount available for Permitted Investments, as applicable, and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer.

         (e) If, at any time, any Unrestricted Subsidiary would fail to meet the requirements of the definition of the term "Unrestricted Subsidiary," it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date (and, if such

Indebtedness is not permitted to be incurred as of such date under Section 4.9, the Company shall be in default of such covenant).

         (e) The Subsidiaries of the Company that are not designated by the Board of Directors of the Company as Restricted or Unrestricted Subsidiaries shall be deemed to be Restricted Subsidiaries of the Company. Notwithstanding the foregoing, all Subsidiaries of an Unrestricted Subsidiary shall be Unrestricted Subsidiaries.

                                   ARTICLE 5.

                                   SUCCESSORS

SECTION 5.1. MERGER, CONSOLIDATION OR SALE OF ASSETS.

         (a) The Company may not (i) consolidate or merge with or into another Person (whether or not the Company is the surviving corporation) or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to another Person unless:

                  (1) the Company is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

                  (2) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Notes and this Indenture pursuant to a supplemental Indenture in a form reasonably satisfactory to the Trustee;

                  (3) immediately after such transaction no Default or Event of Default exists;

                  (4) the Company or the Person formed by or surviving such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made:

                           (x) will have Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction; and

                           (y) will, on the date of such transaction after giving pro forma effect thereto and to any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.9(a) hereof;

                           provided, however, that this clause (y) shall not apply in the event such consolidation or merger is effected solely for the purpose of changing the jurisdiction of incorporation of the Company; and

                  (5) the Company or the Person formed by or surviving any such consolidation or merger shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied.

         (b) Notwithstanding paragraph (a) above, the Company shall not lease all or substantially all of its assets to any Person.

         (c) This Section 5.1 shall be in addition to, and not in any way supersede or be in derogation of, Section 4.16 hereof in the case of a Change of Control described in the definition thereof and the Company shall in any event comply with the provisions of Section 4.16.

         (d) This Section 5.1 shall not apply to a sale, assignment, transfer, conveyance or other disposition of assets by the Company to a Wholly Owned Restricted Subsidiary that is a Guarantor.

SECTION 5.2.  SUCCESSOR CORPORATION SUBSTITUTED.

         Upon any consolidation or merger, or any sale, assignment, transfer, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.1 hereof, the successor Person formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, conveyance or other disposition is made shall succeed to, and be substituted for (so that, in the case of any consolidation or merger, or any sale, assignment transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company, from and after the date of such event, the provisions of this Indenture referring to the Company shall refer instead to the successor Person and not to the Company), and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor shall not be relieved from the obligation to pay the principal of and interest on the Notes, except in the case of a sale of all of the predecessor's assets or a consolidation or merger that meets the requirements of Section 5.1 hereof.

                                   ARTICLE 6.

                              DEFAULTS AND REMEDIES

SECTION 6.1.  EVENTS OF DEFAULT.

         An "Event of Default" occurs if:

         (a) default which continues for 30 days in the payment when due of interest (including Additional Interest) on the Notes (whether or not such payment is prohibited by the provisions of Article 10 hereof);

         (b) default in payment when due of the principal of or premium, if any, on the Notes (whether or not such payment is prohibited by the provisions of Article 10 hereof);

         (c) failure by the Company or any Restricted Subsidiary to comply with the provisions of Sections 4.7, 4.9, 4.10 or 4.16 and the continuance of such failure for a period of 30 days after receipt of a notice of such failure from the Trustee or Holders of at least 25% in principal amount of the then outstanding Notes issued under this Indenture;

         (d) failure by the Company or any Restricted Subsidiary to comply with any of its other agreements or obligations in this Indenture or the Notes and the continuance of such failure for a period of 60 days after receipt of a notice of such failure from the Trustee or Holders of at least 25% in principal amount of the then outstanding Notes issued under this Indenture;

         (e) Indebtedness of the Company or any Restricted Subsidiary (other than Indebtedness owed to the Company or any Restricted Subsidiary) or any Indebtedness that is Guaranteed by the Company or a Restricted Subsidiary, is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default (or similar event or circumstance) and the total amount of such Indebtedness unpaid or accelerated exceeds $10.0 million;

         (f) failure by the Company or any of its Restricted Subsidiaries to pay final judgments for the payment of money (other than judgments which are covered by enforceable insurance policies issued by reputable carriers and as to which such insurance carriers have acknowledged liability in writing) aggregating in excess of $10.0 million, which judgments are not paid, discharged, bonded or stayed for a period of 60 days after notice thereof has been given by the Trustee or Holders of at least 25% in principal amount of the then outstanding Notes issued under this Indenture;

         (g) except as permitted by this Indenture, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Subsidiary Guarantee;


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

         (h) the Company, any Significant Subsidiary or group of Subsidiaries that, taken together, would constitute a Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:

                  (i)      commences a voluntary case;

                  (ii) consents to the entry of an order for relief against it in an involuntary case;

                  (iii) consents to the appointment of a custodian of it or for all or substantially all of its property;

                  (iv) makes a general assignment for the benefit of its creditors;

                  (v) admits in writing the failure generally to pay debts as they become due; or

         (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (i) is for relief against the Company, any Significant Subsidiary or group of Subsidiaries that, taken together, would constitute a Significant Subsidiary, in an involuntary case;

                  (ii) appoints a custodian of the Company, any Significant Subsidiary or group of Subsidiaries that, taken together, would constitute a Significant Subsidiary for all or substantially all of the property of the Company, any Significant Subsidiary or group of Subsidiaries that, taken together, would constitute a Significant Subsidiary; or

                  (iii) orders the liquidation of the Company, any Significant Subsidiary or group of Subsidiaries that, taken together, would constitute a Significant Subsidiary;

                  and the order or decree remains unstayed and in effect for 60 consecutive days.


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

SECTION 6.2.  ACCELERATION.

         If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes issued under this Indenture may declare all such Notes to be due and payable immediately; provided, however, that so long as any Designated Senior Debt is outstanding, such declaration shall not become effective until the earlier of
(i) the day which is five Business Days after the receipt by Representatives of Designated Senior Debt of written notice of acceleration or (ii) the date of acceleration of any Designated Senior Debt. Notwithstanding the foregoing, in the case of an Event of Default arising from an event specified in clause (h) or
(i) of Section 6.1 hereof with respect to the Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, all outstanding Notes shall become due and payable without further action or notice

SECTION 6.3.  OTHER REMEDIES.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, premium, if any, and interest (including Additional Interest), if any, on the Notes or to enforce the performance of any provision of the Notes or this Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.4.  WAIVER OF PAST DEFAULTS/RESCISSION OF ACCELERATION.

         The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of such Notes waive any existing Default or Event of Default and its consequences under this Indenture except a continuing Default or Event of Default in the payment of principal of, premium, if any, or interest (including Additional Interest), if any, on such Notes. When a Default or Event of Default is waived, it is deemed cured and ceases to exist for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Further, the Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may, on behalf of the Holders of all of such Notes, rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of acceleration) have been cured or waived. No such rescission shall affect any subsequent Event of Default or impair any right consequent thereto.

SECTION 6.5.  CONTROL BY MAJORITY.

         Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to


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

follow any direction that conflicts with applicable law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability.

SECTION 6.6.  LIMITATION ON SUITS.

         A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

         (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default;

         (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

         (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

         (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

         (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

SECTION 6.7.  RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal of, premium, if any, and interest (including Additional Interest), if any, on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.8.  COLLECTION SUIT BY TRUSTEE.

         If an Event of Default specified in Section 6.1(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or any Guarantor for the whole amount of principal of, premium, if any, and interest (including Additional Interest), if any, remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.


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SECTION 6.9.  TRUSTEE MAY FILE PROOFS OF CLAIM.

         The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), their creditors or their property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10.  PRIORITIES.

         If the Trustee collects any money pursuant to Section 6.8, it shall pay out the money in the following order:

         First:   to the Trustee, its agents and attorneys for amounts due under
Section 7.7 hereof, including payment of all compensation, expenses and liabilities incurred, and all advances made, by the Trustee, and the reasonable costs and expenses of collection actually incurred;

         Second: to Holders for amounts due and unpaid on the Notes for principal, premium, and interest (including Additional Interest), if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, and interest (including Additional Interest), if any, respectively; and

         Third:   to the Company, the Guarantors or to such party as a court of competent jurisdiction shall direct.

         The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.


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

SECTION 6.11.  UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit instituted by the Trustee, any suit instituted by a Holder of a Note (whether pursuant to Section 6.6 hereof or otherwise) or a suit instituted by Holders of more than 10% in principal amount of the then outstanding Notes.

                                   ARTICLE 7.

                                     TRUSTEE

SECTION 7.1.  DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b)      Except during the continuance of an Event of Default:

                  (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i)      this paragraph does not limit the effect of paragraph
                           (b) of this Section;


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

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5 hereof.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (e) and (g) of this Section 7.1 and to Section 7.2.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         (g) Except with respect to Sections 4.1 and 4.4 hereof, the Trustee shall have no duties to inquire as to the performance of the Company's covenants in Article 4 hereof. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 6.1(a) or 6.1(b) hereof or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

         (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.1 and to the provisions of the TIA.

SECTION 7.2.  RIGHTS OF TRUSTEE.

         (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. Subject to Section 7.1(b)(ii) hereof, the Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.


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

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

         (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense that might be incurred by it in compliance with such request or direction.

         (g) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

         (h) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 7.3.  INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest, it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee, or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

SECTION 7.4.  TRUSTEE'S DISCLAIMER.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document furnished or issued in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.


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SECTION 7.5.  NOTICE OF DEFAULTS.

         If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to the Holders of the Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest (including Additional Interest), if any, on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

SECTION 7.6.  REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.

         Within 60 days after each December 15, beginning with the December 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

         A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA Section 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange and of any delisting thereof.

SECTION 7.7.  COMPENSATION AND INDEMNITY.

         The Company shall pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for its acceptance of this Indenture and for its services hereunder. To the extent permitted by law, the Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances, fees and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify and hold harmless the Trustee against any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes based on the income of the Trustee) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the reasonable costs and expenses actually incurred of enforcing this Indenture against the Company (including this Section 7.7) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, willful misconduct or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee


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

shall reasonably cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

         The obligations of the Company under this Section 7.7 shall survive the satisfaction and discharge of this Indenture.

         To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium, if any, and interest (including Additional Interest), if any, on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(h) or (i) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

         The Trustee shall comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

SECTION 7.8.  REPLACEMENT OF TRUSTEE.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

         The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

         (a)      the Trustee fails to comply with Section 7.10 hereof;

         (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

         (c) a custodian or public officer takes charge of the Trustee or its property; or

         (d)      the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.


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         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least 10% in principal amount of the then outstanding Notes may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee, after written request by any Holder who has been a Holder of a Note for at least six months, fails to comply with Section 7.10, such Holder may petition, at the expense of the Company, any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; provided, however, that all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.7 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under
Section 7.7 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.9.  SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or banking association, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10.  ELIGIBILITY; DISQUALIFICATION.

         There shall at all times be a Trustee hereunder that is a corporation or banking association organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $50.0 million as set forth in its most recent published annual report of condition.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY.

         The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


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                                   ARTICLE 8.

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.1.  OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

         The Company may, at the option of the Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.2 or 8.3 hereof be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article 8.

SECTION 8.2.  LEGAL DEFEASANCE AND DISCHARGE.

         Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.2, the Company and the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.4 hereof, be deemed to have been discharged from their obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.5 hereof and the other Sections of this Indenture referred to in (i) and (ii) below, and to have satisfied all their other obligations under such Notes and this Indenture (and the Trustee, on the written demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Notes to receive payments in respect of the principal of, premium, if any, and interest (including Additional Interest), if any, on such Notes when such payments are due from the trust referred to in Section 8.5 hereof, (ii) the Company's obligations with respect to the Notes under Article 2 and Section 4.2 hereof, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and the Company's obligations in connection therewith and (iv) this Article 8. Subject to compliance with this Article 8, the Company may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under Section 8.3.


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SECTION 8.3.  COVENANT DEFEASANCE.

         Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.3, the Company and the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.4 hereof, be released from their obligations under the covenants contained in Sections 4.3, 4.5, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.16, 4.17, 4.18, 4.19 and 4.20 and the
limitations contained in Section 5.1(a)(4) with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, "Covenant Defeasance" means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1 hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.1 hereof of the option applicable to this
Section 8.3 hereof, subject to the satisfaction of the conditions set forth in
Section 8.4 hereof, Sections 6.1(c) through 6.1(g) hereof shall no longer constitute Events of Default.

SECTION 8.4.  CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

         The following shall be the conditions to the application of either
Section 8.2 or 8.3 hereof to the outstanding Notes:

         In order to exercise either Legal Defeasance or Covenant Defeasance:

                  (i) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Notes, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as shall be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest (including Additional Interest), if any, on such outstanding Notes on the stated maturity or on the applicable redemption date, as the case may be, and the Company must specify whether such Notes are being defeased to maturity or to a particular redemption date;

                  (ii) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal


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

         Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (iii) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (iv) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Sections 6.1(h) or 6.1(i) hereof are concerned, at any time in the period ending on the 91st day after the date of deposit (or greater period of time in which any such deposit of trust funds may remain subject to bankruptcy or insolvency laws insofar as those apply to the deposit by the Company);

                  (v) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries is bound;

                  (vi) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that, as of the date of such opinion, assuming no intervening bankruptcy of the Company between the date of deposit and the 91st day following the deposit and assuming no Holder of Notes is an insider of the Company, after the 91st day following the deposit, the trust funds shall not be subject to the effects of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally under any applicable United States or state law;

                  (vii) the Company must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Notes over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

                  (viii) the Company must deliver to the applicable Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.


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

SECTION 8.5. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

         Subject to Section 8.6 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.5, the "Trustee") pursuant to Section 8.4 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal of, premium, if any, and interest (including Additional Interest), if any, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.4 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

         Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in Section 8.4 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.4(i) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 8.6.  REPAYMENT TO THE COMPANY OR THE GUARANTORS.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, or interest (including Additional Interest), if any, on, any Note and remaining unclaimed for two years after such principal, premium, or interest (including Additional Interest) has become due and payable shall be paid to the Company (or if deposited with the Trustee or any Paying Agent by a Guarantor, such Guarantor) on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall, at the expense of the Company, cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining shall be repaid to the Company (or if deposited with the Trustee or any Paying Agent by a Guarantor, such Guarantor).


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SECTION 8.7.  REINSTATEMENT.

         If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.2 or
8.3 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.2 or 8.3 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.2 or 8.3 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, or interest (including Additional Interest), if any, on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9.

                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.1.  WITHOUT CONSENT OF HOLDERS.

         Notwithstanding Section 9.2 hereof, the Company and the Trustee may amend or supplement this Indenture or the Notes, as applicable, without the consent of any Holder:

         (a)      to cure any ambiguity, omission, defect or inconsistency;

         (b) to provide for uncertificated Notes in addition to or in place of certificated Notes;

         (c) to provide for the assumption of the Company's obligations to the Holders of the Notes in the case of a merger, consolidation or sale of all or substantially all of the Company's assets pursuant to Section 5.1 hereof;

         (d) to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not adversely affect the legal rights under this Indenture of any such Holder; or

         (e) to comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA.

         Upon the request of the Company accompanied by a resolution of the Board of Directors authorizing the execution of any such amended or supplemental indenture, and upon receipt by the Trustee of the documents described in Section
9.6 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental indenture authorized or permitted by the terms of this indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.


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

SECTION 9.2.  WITH CONSENT OF HOLDERS OF NOTES.

         Except as provided below in this Section 9.2, the Company and the Trustee may amend or supplement this Indenture or the Notes, as applicable, with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), and, subject to Sections 6.4 and 6.7 hereof, any existing Default or Event of Default (other than an Event of Default in the payment of the principal of, premium, or interest (including Additional Interest), if any, on the Notes resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes).

         However, without the consent of each Holder affected, an amendment or waiver may not (with respect to any Notes held by a non-consenting Holder):

                  (1) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

                  (2) reduce the principal of or change the fixed maturity of any Note or alter the provisions with respect to the redemption of the Notes (other than provisions described in Sections 4.10 and 4.16 hereof);

                  (3) reduce the rate of or change the time for payment of interest on any Note;

                  (4) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest (including Additional Interest), if any, on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration);

                  (5) make any Note payable in money other than that stated in the Notes;

                  (6) make any change in the provisions of this Indenture relating to waivers of past Defaults or Events of Defaults or the rights of Holders of Notes to receive payments of principal of or premium, if any, or interest (including Additional Interest), if any, on the Notes;

                  (7) waive a redemption payment with respect to any Note (other than a payment required by any of the provisions of Sections 4.10 and 4.16 hereof); or

                  (8) make any change in the foregoing amendment and waiver provisions.


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

         In addition, any amendment to the provisions of Articles 10 and 12 hereof, including the related definitions, shall require the consent of the Holders of at least 75% in aggregate principal amount of the Notes issued hereunder that are then outstanding if such amendment would adversely affect the rights of Holders of any of the Notes. Further, no amendment may be made to the provisions of Articles 8, 10 or 12 hereof that adversely affects the rights of any holder of Senior Debt then outstanding unless such holder of Senior Debt (or a Representative thereof authorized to give consent) consents to such amendment.

         Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.6 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture.

         It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of each Note affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

SECTION 9.3.  COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or supplemental indenture that complies with the TIA as then in effect.

SECTION 9.4.  REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

         The Company may, but shall not be obligated to, fix a record date for determining which Holders must consent to such amendment or waiver. If the Company fixes a record date, the record date shall be fixed at the later of (a) 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation



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pursuant to Section 2.5 or (b) such other date as the Company shall lawfully designate. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who held Notes at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date.

SECTION 9.5.  NOTATION ON OR EXCHANGE OF NOTES.

         The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company, in exchange for all Notes, may issue and the Trustee shall authenticate new Notes that reflect the amendment, supplement or waiver.

         Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.6.  TRUSTEE TO SIGN AMENDMENTS, ETC.

         The Trustee shall sign any amended or supplemental indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental indenture until the Board of Directors approves it pursuant to a Board Resolution. In executing any amended or supplemental indenture or in connection with any waiver or consent to the departure from the terms of this Indenture, the Trustee shall be entitled to request and receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture, waiver or consent is authorized or permitted by this Indenture and that all conditions precedent to the effectiveness of such amended or supplemental indenture, waiver or consent have been satisfied.

                                   ARTICLE 10.

                                  SUBORDINATION

SECTION 10.1.  AGREEMENT TO SUBORDINATE.

         The Company agrees, and each Holder of Notes by accepting a Note agrees, that the Indebtedness evidenced by the Notes, all Obligations of the Company under this Indenture (including any obligation of the Company to repurchase Notes), the Purchase Agreement and the Registration Rights Agreement (including, without limitation, Additional Interest, if any) and the payment of any Claims are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

         Each Holder of Notes by the Holder's acceptance thereof acknowledges and agrees that each holder of any Senior Debt, whether such Senior Debt was created or acquired before or


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

after the issuance of the Notes, shall be deemed conclusively to have relied on the provisions of this Article 10 in acquiring and continuing to hold, or in continuing to hold, such Senior Debt.

SECTION 10.2.  LIQUIDATION; DISSOLUTION; BANKRUPTCY.

         Upon or in the event of any distribution to creditors of the Company
(i) in a total or partial liquidation or dissolution of the Company; (ii) in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property; (iii) in an assignment for the benefit of creditors of the Company; or (iv) in any marshalling of the Company's assets and liabilities:

                  (1) holders of Senior Debt shall be entitled to receive payment in full in cash of all Obligations due or to become due in respect of such Senior Debt (including interest after the commencement of any such proceeding at the rates specified in the applicable Senior
         Debt) before the Holders of Notes shall be entitled to receive any payment or distribution with respect to the Notes or on account of any Claim; and

                  (2) until all Obligations with respect to Senior Debt (as provided in subsection (1) above) are paid in full in cash, any payment or distribution (including, without limitation, any payment or distribution that may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes) to which the Holders of Notes would be entitled but for this Article shall be made to holders of Senior Debt;

except that, in either case, Holders of Notes may receive (x) Permitted Junior Securities and (y) payments and other distributions made from the trust described in Article 8 hereof, as their interests may appear.

SECTION 10.3.  DEFAULT ON DESIGNATED SENIOR DEBT.

         The Company may not make any payment or distribution (including, without limitation, any payment or distribution that may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes) to the Trustee or any Holder of Notes in respect of Obligations or Claims with respect to the Notes and may not acquire from the Trustee or any Holder of Notes any Notes for cash or property (except that Holders of Notes may receive (x) Permitted Junior Securities and
(y) payments and other distributions made from the trust described in Article 8 hereof) until all principal, interest and other Obligations with respect to the Senior Debt have been paid in full in cash if:

         (i) a default occurs in the payment when due of the principal of, interest on, or any other Obligation with respect to, any Designated Senior Debt;

         (ii) a default, other than a payment default, occurs and is continuing with respect to any Designated Senior Debt that permits the holders of Designated Senior Debt as to which such default relates to accelerate its maturity and the Trustee receives a notice of such default (a "Payment Blockage Notice") from the Representative of any Designated Senior Debt.

         The Company may and shall resume payments on, and distributions in respect of, the Notes and may acquire them upon:

                  (1) in the case of a default referred to in Section 10.3(i) hereof, the date on which such default is cured or waived in accordance with the terms of such Designated Senior Debt, or

                  (2) in the case of a default referred to in Section 10.3(ii) hereof, the earlier of (x) the date on which such default is cured or waived in accordance with the terms of such Designated Senior Debt or
         (y) 179 days after the date on which the applicable Payment Blockage Notice is received by the Trustee, unless the maturity of any Designated Senior Debt has been accelerated.

         If the Trustee receives any such Payment Blockage Notice, no new Payment Blockage Notice shall be delivered pursuant to this Section 10.3 unless and until:

         (a) 360 days shall have elapsed since the effectiveness of the immediately prior Payment Blockage Notice; and

         (b) all scheduled payments of principal of, premium, if any, and interest on the Notes that have come due have been paid in full in cash.

         No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been cured or waived for a period of not less than 90 days.

SECTION 10.4.  ACCELERATION OF NOTES.

         If payment of the Notes is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify each Representative of Designated Senior Debt of the acceleration; provided, however, that so long as any Designated Senior Debt is outstanding, any such acceleration shall not become effective, and the Company shall not make, and the Holders of Notes may not accept or receive, any payment with respect to the Notes until the day which is five Business Days after the receipt by Representatives of Designated Senior Debt of written notice of acceleration. Thereafter, the Company may make payments with respect to the Notes only in accordance with the terms of this Indenture.

SECTION 10.5.  WHEN DISTRIBUTION MUST BE PAID OVER.

         In the event that the Trustee or any Holder of Notes receives any payment or distribution with respect to the Notes at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment or distribution is prohibited by Section 10.3 or 10.4 hereof, such


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

payment or distribution shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be segregated from other funds and property of the Trustee or such Holder of Notes and be paid forthwith over and delivered in the same form as received (with any necessary endorsement), upon written request, to, the holders of Senior Debt as their interests may appear or their Representative under this Indenture or other agreement (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

         With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders of Notes or the Company or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article 10, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

SECTION 10.6.  NOTICE BY COMPANY.

         The Company shall promptly notify the Trustee and the Paying Agent of any facts known to an Officer of the Company that would cause a payment of any Obligations with respect to the Notes or of any Claim to violate this Article, but failure to give such notice shall not affect the subordination of the Notes and all Claims to the Senior Debt as provided in this Article.

SECTION 10.7.  SUBROGATION.

         After all Senior Debt is paid in full in cash and until the Notes are paid in full in cash, Holders of Notes shall be subrogated (equally and ratably with all other Pari Passu Debt) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders of Notes have been applied to the payment of Senior Debt. A distribution made under this Article to holders of Senior Debt that otherwise would have been made to Holders of Notes is not, as between the Company and Holders of Notes, a payment by the Company on the Notes.

SECTION 10.8.  RELATIVE RIGHTS.

         This Article defines the relative rights of Holders of the Notes and holders of Senior Debt. Nothing in this Indenture shall:

                  (1) impair, as between the Company and Holders of Notes, the obligation of the Company, which is absolute and unconditional, to pay principal of, premium, and interest (including Additional Interest), if any, on the Notes in accordance with their terms;

                  (2) affect the relative rights of Holders of Notes and creditors of the Company other than their rights in relation to holders of Senior Debt; or

                  (3) prevent the Trustee or any Holder of Notes from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to Holders of Notes.

SECTION 10.9.  SUBORDINATION MAY NOT BE IMPAIRED.

         No right of any holder of Senior Debt to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or the Holders of any Notes or by the failure of the Company or any Holder of Notes to comply with this Indenture.

SECTION 10.10.  DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

         Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative. Upon any payment or distribution of assets of the Company referred to in this Article 10, the Trustee and the Holders of Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

SECTION 10.11.  RIGHTS OF TRUSTEE AND PAYING AGENT.

         Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least two Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations or any Claim with respect to the Notes to violate this Article. Only the Company or a Representative may give the notice.

         Nothing in this Article 10 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.7 hereof. The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights.

SECTION 10.12.  AUTHORIZATION TO EFFECT SUBORDINATION.

         Each Holder of Notes by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to



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effectuate the subordination as provided in this Article 10, and appoints the
Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.9 hereof at least 30 days before the expiration of the time to file such claim, the Representative under a Credit Facility (or if no Credit Facility then exists, the Representative of other Designated Senior Debt) is hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Debt or their Representative to authorize or consent to or accept or adopt on behalf of any Holders any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Debt or their Representative to vote in respect of the claim or any Holder in any such proceeding.

SECTION 10.13.  AMENDMENTS.

         The provisions of this Article 10 shall not be amended or modified except in accordance with Section 9.1 and 9.2, including, if applicable, the third paragraph of Section 9.2.

SECTION 10.14.  MISCELLANEOUS.

         (a) The agreement contained in this Article 10 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Senior Debt is avoided, rescinded or must otherwise be returned by any holder of Senior Debt upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

         (b) The failure to make a payment on account of principal of, or interest on, or other Obligations relating to, the Notes by reason of any provision of this Article 10 shall not be construed as preventing the occurrence of an Event of Default.

                                   ARTICLE 11.

                              SUBSIDIARY GUARANTEES

SECTION 11.1.  ABSOLUTE AND UNCONDITIONAL GUARANTEE.

         Each Guarantor fully, absolutely, irrevocably, unconditionally, and jointly and severally, Guarantees (such guarantee to be referred to herein as the "Subsidiary Guarantee") to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the Notes and the obligations of the Company hereunder or thereunder, that: (a) the principal of and interest (including Additional Interest, if any) on the Notes shall be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest (including Additional Interest, if any), to the extent lawful, of the Notes and all other Obligations of the Company to the Holders or the Trustee hereunder or thereunder and under the Purchase Agreement and the Registration Rights Agreement will be promptly paid in full or


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performed, all in accordance with the terms hereof and thereof and (b) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (a) and (b) above, to the limitations set forth in Section 11.4. Each Guarantor agrees that its Obligations hereunder shall be absolute, unconditional and irrevocable, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a Guarantor and each such legal or equitable discharge is hereby irrevocably and forever waived. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that (except as otherwise set forth in this Section 11) this Subsidiary Guarantee shall not be discharged except by complete performance of the Obligations contained in the Notes, this Indenture and in this Subsidiary Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any Custodian acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect as to such amount only. Each Guarantor further agrees that as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations Guaranteed hereby may be accelerated as provided in Article 6 for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article 6, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Subsidiary Guarantee. The obligation of each Guarantor shall be joint and several and each Guarantor shall be fully liable for all of the indebtedness and obligations described in this Section 11.1. No full or partial discharge, release or forgiveness of the obligations of a Guarantor hereunder shall in any way discharge, release, forgive or otherwise amend or modify the guarantee obligations of any other Guarantor. Each Guarantor agrees that its obligations hereunder are unconditional and absolute and not subject to any right of offset or counterclaim, all of which are waived by each Guarantor. Each Guarantor shall satisfy its guarantee obligations hereunder, and pay all guaranteed obligations hereunder within one Business Day after demand has been made therefor.

SECTION 11.2.  SEVERABILITY.

         In case any provision of this Subsidiary Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.3.  RELEASE OF A GUARANTOR.


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         (a)      In the event of any of the following: (i) a sale or other
disposition of all or substantially all of the assets of any Guarantor to a third party other than the Company or an Affiliate of the Company (including by way of merger or consolidation), (ii) a sale of all of the Capital Stock of any Guarantor, (iii) the Company designates any Guarantor to be an Unrestricted Subsidiary, in each case, in a manner in accordance with, and pursuant to, the terms of this Indenture, or (iv) upon the Legal Defeasance of the Notes, then such Guarantor (in the event of a sale or other disposition, by way of such a merger or consolidation, of all of the Capital Stock of such Guarantor or any such designation) or the entity acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall be released and relieved of any obligations under its Subsidiary Guarantee; provided, that the Net Proceeds of any such sale or other disposition are applied in accordance with Section 4.10(b).

         (b) In the case of a sale or other disposition of all or substantially all of the assets of a Guarantor, upon the assumption provided for in Section 11.5(b), such Guarantor shall be discharged from all further liability and obligation under this Indenture.

         (c) The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a written request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 11.3 and the other provisions of this Indenture.

         (d) Any Guarantor not so released remains liable for the full amount of principal of and interest on the Notes as provided in this Article 11.

SECTION 11.4.  LIMITATION OF GUARANTOR'S LIABILITY.

         Each Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the Guarantee by such Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and each such Guarantor hereby irrevocably agree that the Obligations of such Guarantor under its Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor (including, without limitation, any Obligations under the New Credit Facility) and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Subsidiary Guarantee or pursuant to Section 11.6, result in the Obligations of such Guarantor under its Subsidiary Guarantee not constituting such fraudulent transfer or conveyance.

SECTION 11.5.  GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

         No Guarantor may sell or dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person), another Person (other than the Company or another Guarantor) whether or not affiliated with such


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

Guarantor unless, immediately after giving effect to that transaction, no Default or Event of Default exists and either:

         (a) the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the Obligations of such Guarantor under the Notes, the Subsidiary Guarantee, the Indenture, and the Registration Rights Agreement pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee; or

         (b) the Net Proceeds of such sale of disposition are applied in accordance with Section 4.10 hereof.

         Further, Section 4.16 and Article 5 hereof, and not this Section 11.5, shall be applicable in the event such sale, merger or consolidation constitutes a Change of Control or sale of substantially all of the assets of the Company, respectively.

SECTION 11.6.  CONTRIBUTION.

         In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under this Subsidiary Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Notes or any other Guarantor's Obligations with respect to this Subsidiary Guarantee.

SECTION 11.7.  WAIVER OF SUBROGATION.

         Until payment in full in cash of the Notes, each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Subsidiary Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Notes, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 11.7 is knowingly made in contemplation of such benefits.

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

SECTION 11.8.  EXECUTION OF SUBSIDIARY GUARANTEE.

         To evidence their guarantee to the Holders specified in Section 11.1, the Guarantors hereby agree to execute the Subsidiary Guarantee in substantially the form of Exhibit A required to be endorsed on each Note ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Subsidiary Guarantee set forth in Section 11.1 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee. Each such Subsidiary Guarantee shall be signed on behalf of each Guarantor by two Officers, or an Officer and an Assistant Secretary or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to such Subsidiary Guarantee prior to the authentication of the Note on which it is endorsed, and the delivery of such Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Subsidiary Guarantee on behalf of such Guarantor. Such signatures upon the Subsidiary Guarantee may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the Subsidiary Guarantee, and in case any such officer who shall have signed the Subsidiary Guarantee shall cease to be such officer before the Note on which such Subsidiary Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Note nevertheless may be authenticated and delivered or disposed of as though the person who signed the Subsidiary Guarantee had not ceased to be such officer of the Guarantor.

                                   ARTICLE 12.

                     SUBORDINATION OF SUBSIDIARY GUARANTEES

SECTION 12.1.  AGREEMENT TO SUBORDINATE.

         Each Guarantor agrees, and each Holder of Notes by accepting a Note agrees, that the Indebtedness evidenced by the Subsidiary Guarantees, all Obligations of such Guarantor under this Indenture, the Purchase Agreement and the Registration Rights Agreement (including, without limitation, Additional Interest, if any) and the payment of any Claims are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed and whether or not a Guarantor is a primary obligor or a guarantor or surety), and that the subordination is for the benefit of the holders of Senior Debt.

         Each Holder of Notes by the Holder's acceptance thereof acknowledges and agrees that each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of the Subsidiary Guarantees, shall be deemed conclusively to have relied on the provisions of this Article 12 in acquiring and continuing to hold, or in continuing to hold, such Senior Debt.

SECTION 12.2.  LIQUIDATION; DISSOLUTION; BANKRUPTCY.


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         Upon or in the event of any distribution to creditors of each Guarantor
(i) in a total or partial liquidation or dissolution of the such Guarantor; (ii) in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to such Guarantor or its property; (iii) in an assignment for the benefit of creditors of such Guarantor; or (iv) in any marshalling of such Guarantor's assets and liabilities:

                  (1) holders of Senior Debt shall be entitled to receive payment in full in cash of all Obligations due or to become due in respect of such Senior Debt (including interest after the commencement of any such proceeding at the rates specified in the applicable Senior
         Debt) before the Holders of Notes shall be entitled to receive any payment or distribution with respect to the Notes or on account of any Claim; and

                  (2) until all Obligations with respect to Senior Debt (as provided in subsection (1) above) are paid in full in cash, any payment or distribution (including, without limitation, any payment or distribution that may be payable or deliverable by reason of the payment of any other Indebtedness of such Guarantor being subordinated to the payment of the Notes) to which the Holders of Notes would be entitled but for this Article shall be made to holders of Senior Debt;

except that, in either case, Holders of Notes may receive (x) Permitted Junior Securities and (y) payments and other distributions made from the trust described in Article 8 hereof, as their interests may appear.

SECTION 12.3.  DEFAULT ON DESIGNATED SENIOR DEBT.

         No Guarantor may make any payment or distribution (including, without limitation, any payment or distribution that may be payable or deliverable by reason of the payment of any other Indebtedness of such Guarantor being subordinated to the payment of the Notes) to the Trustee or any Holder of Notes in respect of Obligations or Claims with respect to the Notes and may not acquire from the Trustee or any Holder of Notes any Notes for cash or property (except that Holders of Notes may receive (x) Permitted Junior Securities and
(y) payments and other distributions made from the trust described in Article 8 hereof) until all principal, interest and other Obligations with respect to the Senior Debt have been paid in full in cash if:

         (i) a default occurs in the payment when due of the principal of, interest on, or any other Obligation with respect to, any Designated Senior Debt;

         (ii) a default, other than a payment default, occurs and is continuing with respect to any Designated Senior Debt that permits the holders of Designated Senior Debt as to which such default relates to accelerate its maturity and the Trustee receives a notice of such default (a "Payment Blockage Notice") from the Representative of any Designated Senior Debt.

         Such Guarantor may and shall resume payments on, and distributions in respect of, its Subsidiary Guarantee and may acquire them upon:


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                  (1) in the case of a default referred to in Section 12.3(i)
         hereof, the date on which such default is cured or waived in accordance with the terms of such Designated Senior Debt, or

                  (2) in the case of a default referred to in Section 12.3(ii) hereof, the earlier of (x) the date on which such default is cured or waived in accordance with the terms of such Designated Senior Debt or
         (y) 179 days after the date on which the applicable Payment Blockage Notice is received by the Trustee, unless the maturity of any Designated Senior Debt has been accelerated.

         If the Trustee receives any such Payment Blockage Notice, no new Payment Blockage Notice shall be delivered pursuant to this Section 12.3 unless and until:

         (a) 360 days shall have elapsed since the effectiveness of the immediately prior Payment Blockage Notice; and

         (b) all scheduled payments of principal of, premium, if any, and interest on the Notes that have come due have been paid in full in cash.

         No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been cured or waived for a period of not less than 90 days.

SECTION 12.4.  ACCELERATION OF NOTES.

         If payment of the Notes is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify each Representative of Designated Senior Debt of the acceleration; provided, however, that so long as any Designated Senior Debt is outstanding, any such acceleration shall not become effective, and no Guarantor shall make, and the Holders of Notes may not accept or receive, any payment with respect to such Guarantor's Subsidiary Guarantee until the day which is five Business Days after the receipt by Representatives of Designated Senior Debt of written notice of acceleration. Thereafter, each Guarantor may make payments with respect to its Subsidiary Guarantee only in accordance with the terms of this Indenture.

SECTION 12.5.  WHEN DISTRIBUTION MUST BE PAID OVER.

         In the event that the Trustee or any Holder of Notes receives any payment or distribution with respect to any Subsidiary Guarantee at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment or distribution is prohibited by Section 12.3 or 12.4 hereof, such payment or distribution shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be segregated from other funds and property of the Trustee or such Holder of Notes and be paid forthwith over and delivered in the same form as received (with any necessary endorsement), upon written request, to, the holders of Senior Debt as their interests may appear or their Representative under the Indenture or other agreement (if any) pursuant to


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which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

         With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 12, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders of Notes, any Guarantor or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article 12, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

SECTION 12.6.  NOTICE BY COMPANY.

         The Company shall promptly notify the Trustee and the Paying Agent of any facts known to an Officer of the Company that would cause a payment of any Obligations with respect to any Subsidiary Guarantee or of any Claim to violate this Article, but failure to give such notice shall not affect the subordination of the Notes, the Subsidiary Guarantees and all Claims to the Senior Debt as provided in this Article.

SECTION 12.7.  SUBROGATION.

         After all Senior Debt is paid in full in cash and until the Notes and any Obligations under the Subsidiary Guarantees are paid in full in cash, Holders of Notes shall be subrogated (equally and ratably with all other Pari Passu Debt) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders of Notes have been applied to the payment of Senior Debt. A distribution made under this Article to holders of Senior Debt that otherwise would have been made to Holders of Notes is not, as between any Guarantor and Holders of Notes, a payment by such Guarantor on its Subsidiary Guarantee.

SECTION 12.8.  RELATIVE RIGHTS.

         This Article defines the relative rights of Holders of the Notes and holders of Senior Debt. Nothing in this Indenture shall:

                  (1) impair, as between each Guarantor and Holders of Notes, the obligation of such Guarantor, which is absolute and unconditional, to pay principal of and premium, interest (including Additional Interest), if any, on the Notes in accordance with the terms of its Subsidiary Guarantee;

                  (2) affect the relative rights of Holders of Notes and creditors of such Guarantor other than their rights in relation to holders of Senior Debt; or


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                  (3) prevent the Trustee or any Holder of Notes from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to Holders of Notes.

SECTION 12.9.  SUBORDINATION MAY NOT BE IMPAIRED.

         No right of any holder of Senior Debt to enforce the subordination of the Indebtedness evidenced by the Notes and the Subsidiary Guarantees shall be impaired by any act or failure to act by the Company, any Guarantor or the Holders of any Notes or by the failure of the Company, any Guarantor or any Holder of Notes to comply with this Indenture.

SECTION 12.10.  DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

         Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative. Upon any payment or distribution of assets of any Guarantor referred to in this Article 12, the Trustee and the Holders of Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 12.

SECTION 12.11.  RIGHTS OF TRUSTEE AND PAYING AGENT.

         Notwithstanding the provisions of this Article 12 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least two Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations or any Claim with respect to the Notes to violate this Article. Only the Company or a Representative may give the notice.

         Nothing in this Article 12 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.7 hereof. The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights.

SECTION 12.12.  AUTHORIZATION TO EFFECT SUBORDINATION.

         Each Holder of Notes by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this
Article 12, and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.9


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hereof at least 30 days before the expiration of the time to file such claim, the Representative under a Credit Facility (or if no Credit Facility then exists, the Representative of other Designated Senior Debt) is hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Debt or their Representative to authorize or consent to or accept or adopt on behalf of any Holders any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Debt or their Representative to vote in respect of the claim or any Holder in any such proceeding.

SECTION 12.13.  AMENDMENTS.

The provisions of this Article 12 shall not be amended or modified except in accordance with Section 9.1 and Section 9.2, including, if applicable, the third paragraph of Section 9.2.

SECTION 12.14.  MISCELLANEOUS.

         The agreement contained in this Article 12 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Senior Debt is avoided, rescinded or must otherwise be returned by any holder of Senior Debt upon the insolvency, bankruptcy or reorganization of any Guarantor or otherwise, all as though such payment had not been made.

                                   ARTICLE 13.

                                  MISCELLANEOUS

SECTION 13.1.  TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

SECTION 13.2.  NOTICES.

         Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the other's address:


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         If to the Company or any Guarantor:

         Caraustar Industries, Inc.
         3100 Joe Jerkins Boulevard
         Austell, Georgia 30106
         Attention:  Chief Financial Officer
         Telephone:        (770) 948-3101
         Fax:              (770) 732-3401

         If to the Trustee:

         The Bank of New York
         101 Barclay Street, Floor 21 West
         New York, NY 10286
         Fax:              (212) 815-5915
         Attention:        Corporate Trust Trustee Administration

         Each of the Company, the Guarantors and the Trustee, by notice to the others, may designate additional or different addresses for subsequent notices or communications. All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         Any notice or communication to a Holder shall be mailed by first class mail, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 13.3.  COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF NOTES.

         Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).


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SECTION 13.4.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 13.5 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

         (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 13.5 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 13.5.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA
Section 314(e) and shall include:

         (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

         (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 13.6.  RULES BY TRUSTEE AND AGENTS.

         The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 13.7. NO PERSONAL LIABILITY OF PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AND STOCKHOLDERS AND STOCKHOLDERS.

         No past, present or future director, officer, employee, incorporator or shareholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

SECTION 13.8.  GOVERNING LAW.

         THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE SUBSIDIARY GUARANTEES AND WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 13.9.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.10.  SUCCESSORS.

         All agreements of the Company and the Guarantors in this Indenture, the Subsidiary Guarantees and the Notes shall bind their successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 13.11.  SEVERABILITY/INDEPENDENCE OF COVENANTS.

         In case any provision in this Indenture, in the Notes or in the Subsidiary Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Each covenant or obligation set forth herein shall be independent of the others and any waiver or consent to departure with respect to one covenant shall not be deemed or construed to be a waiver or consent to departure with respect to any other covenant.

SECTION 13.12.  COUNTERPART ORIGINALS.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 13.13.  TABLE OF CONTENTS, HEADINGS, ETC.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Indenture as of the date and year first written above.

                         THE COMPANY:

                         CARAUSTAR INDUSTRIES, INC.


                         By: /s/ H. Lee Thrash III
                            -----------------------------------------
                         Name:  H. Lee Thrash III
                         Title: Chief Financial Officer

                         By: /s/ Marinan R. Mays
                            -----------------------------------------
                         Name:  Marinan R. Mays
                         Title: Secretary


                         THE GUARANTORS:

                         AUSTELL BOX BOARD CORPORATION
                         AUSTELL HOLDING COMPANY, LLC
                         BUFFALO PAPERBOARD CORPORATION
                         CAMDEN PAPERBOARD CORPORATION
                         CARAUSTAR CUSTOM PACKAGING GROUP, INC.
                         CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC. CARAUSTAR INDUSTRIAL & CONSUMER PRODUCTS GROUP, INC. CARAUSTAR PAPERBOARD CORPORATION
                         CARAUSTAR RECOVERED FIBER GROUP, INC.
                         CAROLINA COMPONENT CONCEPTS, INC.
                         CAROLINA CONVERTING INCORPORATED
                         CAROLINA PAPER BOARD CORPORATION
                         CAROTELL PAPER BOARD CORPORATION
                         CHATTANOOGA PAPERBOARD CORPORATION
                         CHICAGO PAPERBOARD CORPORATION
                         CINCINNATI PAPERBOARD CORPORATION
                         COLUMBUS RECYCLING, INC.
                         FEDERAL TRANSPORT, INC.
                         GYPSUM MGC, INC.
                         HALIFAX PAPER BOARD COMPANY, INC.
                         MCQUEENEY GYPSUM COMPANY

                   [List of Guarantors Continued on Next Page]

    [SIGNATURE PAGE OF GUARANTORS TO CARAUSTAR 9-7/8% SENIOR SUBORDINATED NOTES INDENTURE]

                         MCQUEENY GYPSUM COMPANY, LLC
                         NEW AUSTELL BOX BOARD COMPANY
                         PAPER RECYCLING, INC.
                         PBL INC.
                         READING PAPERBOARD CORPORATION
                         RICHMOND PAPERBOARD CORPORATION
                         SPRAGUE PAPERBOARD, INC.
                         SWEETWATER PAPER BOARD COMPANY, INC.


                         By: /s/ H. Lee Thrash III
                             ----------------------------------------
                         Name:  H. Lee Thrash III
                         Title: Vice President

                         By: /s/ Marinan R. Mays
                            -----------------------------------------
                         Name:  Marinan R. Mays
                         Title: Assistant Secretary

                         CARAUSTAR, G.P.

                         BY:      CARAUSTAR INDUSTRIES, INC.,
                                     ITS CO-GENERAL PARTNER

                                  By: /s/ H. Lee Thrash III
                                      ----------------------------------------
                                  Name:  H. Lee Thrash III
                                  Title: Chief Financial Officer

                                  By: /s/ Marinan R. Mays
                                     -----------------------------------------
                                  Name:  Marinan R. Mays
                                  Title: Secretary


                         BY:      CARAUSTAR INDUSTRIAL & CONSUMER
                                     PRODUCTS GROUP, INC.,
                                        ITS CO-GENERAL PARTNER

                                  By: /s/ H. Lee Thrash III
                                      ----------------------------------------
                                  Name:  H. Lee Thrash III
                                  Title: Vice President

                                  By: /s/ Marinan R. Mays
                                     -----------------------------------------
                                  Name:  Marinan R. Mays
                                  Title: Assistant Secretary

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                           THE TRUSTEE:

                           THE BANK OF NEW YORK, AS TRUSTEE


                           By: /s/ Robert A. Massimillo
                              -----------------------------------------
                           Name: Robert A. Massimillo
                                ---------------------------------------
                           Title: Assistant Vice President
                                 --------------------------------------

                   EXHIBIT A TO SENIOR SUBORDINATED INDENTURE
                   ------------------------------------------

                       (Face of Senior Subordinated Note)
                    9-7/8% Senior Subordinated Notes due 2011

No. ____-_____                                                 [$____________]

                                    CUSIP NO.        [144A-140909AC6]
                                                     [Reg S-U13831AA7]

                           CARAUSTAR INDUSTRIES, INC.

promises to pay to CEDE & CO(1)., or registered assigns, the principal sum of ____________________ Dollars ($________) on April 1, 2011.
Interest Payment Dates: April 1 and October 1.
Record Dates: March 15 and September 15.

                           CARAUSTAR INDUSTRIES, INC.

         (SEAL)            By:
                              -------------------------------------
                              Name:
                                    -------------------------------
                              Title:
                                     ------------------------------

                           By:
                              -------------------------------------
                              Name:
                                    -------------------------------
                              Title:
                                     ------------------------------


This is one of the Notes referred to in the within-mentioned Indenture:

Dated:  March 29, 2001

THE BANK OF NEW YORK,
    AS TRUSTEE

By:_________________________________________
                Authorized Signatory



----------------------

(1)   To be included only if the Note is issued in Global Form.

                    9-7/8% Senior Subordinated Notes due 2011

         Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC") to the Company (as defined below) or their agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                  THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                  (A) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR
         (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT;

                  (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT,
         (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

                  (C) AGREES THAT IT WLL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

         [THIS NOTE IS A REGULATION S GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE.](2)

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                      (Reverse of Senior Subordinated Note)

         1. INTEREST. The Notes will be limited in aggregate principal amount to $285,000,000 and will mature on April 1, 2011. Caraustar Industries, Inc., a North Carolina corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate of 9-7/8% per annum from March 29, 2001 until maturity (including any Additional Interest required to be paid pursuant to the provisions of the Registration Rights Agreement). The Company will pay interest semiannually in arrears on April 1 and October 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance; provided, however, that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and, provided further, that the first Interest Payment Date shall be October 1, 2001. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum equal to the rate of interest applicable to the Notes. All such default interest shall be payable on demand. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

         2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Additional Interest to the Persons who are registered Holders of Notes at the close of business on March 15 or September 15 immediately preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, and interest (including any Additional Interest), if any, at the office or agency of the Company maintained for such purpose or, at the option of the Company, payment of interest (including Additional Interest), if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided, however, that payment by wire transfer of immediately available funds will be required with respect to principal of, and

----------------

(2)   To be included only in Regulation S Global Note.

premium and interest (including Additional Interest), if any, on all Global Notes and all other Notes the Holders of which shall have provided appropriate wire transfer instructions to the Company or the Paying Agent. Until otherwise designated by the Company, the Company's office or agency will be the office of the Trustee maintained for such purpose. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

         4. INDENTURE. The Company issued this Note under an Indenture dated as of March 29, 2001 (as the same may be amended, modified or supplemented from time to time, the "Indenture") among the Company, the Guarantors party thereto, and the Trustee. The terms of the Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb) (the "TIA"). The Notes are subject to all such terms and Holders are referred to the Indenture and the TIA for a statement of such terms. The Notes are general unsecured obligations of the Company limited to $285,000,000 in aggregate principal amount. As provided in Article 11 of the Indenture, the payment on each Note is Guaranteed on a senior subordinated basis by the Guarantors. The Holder of Notes are subject to, and entitled to all of the benefits of, the Indenture, including the Subsidiary Guarantees of the Guarantors, as set forth therein.

         5. OPTIONAL REDEMPTION.

         (a) Except as set forth in subparagraph (b) below of this Paragraph 5, the Company shall not have the option to redeem the Notes prior to April 1, 2006. On or after April 1, 2006, the Company shall have the option to redeem the Notes at any time, in whole or in part, upon not less than 30 nor more than 60 days' prior written notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest (including Additional Interest), if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on April 1 of the years indicated below:

                  YEAR                                          PERCENTAGE
                  ----                                          ----------

                  2006.............................................105.25%
                  2007.............................................103.50%
                  2008.............................................101.75%
                  2009 and thereafter..............................100.00%

         (b) Notwithstanding the provisions of clause (a) of this Paragraph 5, prior to April 1, 2004, the Company may redeem up to 35% in aggregate principal amount of the Notes originally issued under the Indenture at a redemption price of 110.50% of the principal amount thereof, plus accrued and unpaid interest (including Additional Interest), if any, thereon to the redemption date, with the net cash proceeds of one or more Public Equity Offerings; provided that at least $185.25 million in aggregate principal amount of the Notes remain outstanding following such redemption (excluding those Notes owned by the Company or any Subsidiary thereof); and provided further, that such redemption shall have occurred within 60 days of the closing of any such Public Equity Offering.

         6. MANDATORY REDEMPTION.

         Subject to Section 4.10 and Section 4.16 of the Indenture, the Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

         7. REPURCHASE AT THE OPTION OF HOLDERS.

         (a) If there is a Change of Control, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest (including Additional Interest) thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes pursuant to the procedures required by the Indenture and described in such notice. The Company shall comply with the requirements of Rule l4e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control.

         (b) If the Company or a Subsidiary consummates any Asset Sales, as soon as practicable, but in no event later than 30 Business Days, after any date that the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company shall commence an Asset Sale Offer to purchase the maximum principal amount of Notes and other Pari Passu Debt of the Company (to the extent required by the instrument governing such other Indebtedness), that may be purchased out of the Excess Proceeds. Any Notes and other Pari Passu Debt to be purchased pursuant to an Asset Sale Offer shall be purchased pro rata based on the aggregate principal amount of Notes and such other applicable Pari Passu Debt outstanding and all Notes shall be purchased at an offer price in cash (or in respect of such other Pari Passu Debt, in cash and/or such other property, if any, as may be provided for or permitted by the terms of such Indebtedness and the Indenture) equal to 100% of the principal amount thereof, plus accrued and unpaid interest (including Additional Interest), if any, to the date of purchase or, in respect of such other Pari Passu Debt, such lesser price, if any, as may be provided for by the terms of such Indebtedness (or if such Asset Sale Offer is with respect to any discount or zero coupon securities prior to the date of their full accretion, 100% of the accreted value thereof on the date of purchase). To the extent that any Excess Proceeds remain after completion of an Asset Sale Offer, the Company may use the remaining amount for any purpose permitted by the Indenture and the amount of Excess Proceeds shall be reset at zero. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related Asset Sale Offer Purchase Date and may elect to have such Notes purchased by completing the form titled "Option of Holder to Elect Purchase" on the reverse of the Notes.

         8. NOTICE OF REDEMPTION.

         Notice of redemption shall be mailed by first class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its registered address. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. Notes may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date, interest ceases to accrue on Notes or portions thereof called for redemption.

         9. SUBORDINATION.

         The Notes and Subsidiary Guarantees are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Debt, whether outstanding on the Issue Date or thereafter created, incurred, assumed or guaranteed. Each Holder by its acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on its behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee its attorney-in-fact for such purposes.

         10. DENOMINATIONS, TRANSFER, EXCHANGE.

         The Notes are in registered form without interest coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before the date on which a notice of redemption is mailed or during the period between a record date and the corresponding Interest Payment Date.

         11. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

         12. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Subsidiary Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), and any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest (including Additional Interest), if any, on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consent obtained in connection with a purchase of or tender offer or exchange for Notes). Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to the Holders of the Notes in the case of a merger, consolidation or sale of all or substantially all of the assets of the Company, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

         13. DEFAULTS AND REMEDIES. Events of Default include: (i) default which continues for 30 days in the payment when due of interest (including Additional Interest) on, the Notes; (ii) default in payment when due of the principal of or premium, if any, on the Notes; (iii) failure by the Company or any Restricted Subsidiary for 30 days after receipt of notice from the Trustee or Holders of at least 25% in principal amount of the then outstanding Notes to comply with the provisions of Section 4.07, 4.09, 4.10 or 4.16 of the Indenture (iv) failure by the Company or any Restricted Subsidiary for 60 days after receipt of notice from the Trustee or Holders of at least 25% in principal amount of the then outstanding Notes to comply with any of its other agreements or obligations in the Indenture or the Notes; (v) Indebtedness of the Company or any Restricted Subsidiary (other than Indebtedness owed to the Company or any Restricted Subsidiary) or any Indebtedness that is Guaranteed by the Company or a Restricted Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default (or similar event or circumstance) and the total amount of such Indebtedness unpaid or accelerated exceeds $10.0 million; (vi) failure by the Company or any of its Restricted Subsidiaries to pay final judgments for the payment of money (other than judgments which are covered by enforceable insurance policies issued by reputable carriers and as to which such insurance carriers have acknowledged liability in writing) aggregating in excess of $10.0 million, which judgments are not paid, discharged, bonded or stayed for a period of 60 days after notice thereof has been given by the Trustee or Holders of at least 25% in principal amount of the then outstanding Notes issued under the Indenture; (vii) except as permitted by the Indenture, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Subsidiary Guarantee; and (viii) certain events of bankruptcy or insolvency with respect to the Company, any Significant Subsidiary or group of Subsidiaries that, taken together, would constitute a Significant Subsidiary. The Trustee must, within 90 days after the occurrence of a Default or Event of Default, give to the Holders notice of all uncured Defaults or Events of Default known to it; provided, however, that except in the case of a Default or Event of Default in payment of any Note, the Trustee may withhold such notice if a committee of its Responsible Officers in good faith determines that the withholding of such notice is in the interest of the Holders. The Company is required to furnish annually to the Trustee a certificate as to their compliance with the terms of the Indenture.

         14. TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company, with the same rights it would have if it were not Trustee.

         15. No RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator or shareholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or the Guarantors under the Notes, the Subsidiary Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

         16. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         18. ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER-RESTRICTED SECURITIES. In addition to the rights provided to Holders of the Notes under the Indenture, Holders shall have all the rights set forth in the Registration Rights Agreement dated as of March 22, 2001 among the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

         19. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         20. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THE NOTES WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES.

         21. Terms used herein and not defined herein have their respective defined meanings as set forth in the Indenture.

         The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

         Caraustar Industries, Inc.
         3100 Joe Jerkins Boulevard
         Austell, Georgia 30106
         Attn: Chief Financial Officer

                    SENIOR SUBORDINATED SUBSIDIARY GUARANTEE


         Austell Box Board Corporation, Austell Holding Company, LLC, Buffalo Paperboard Corporation, Camden Paperboard Corporation, Caraustar, G.P., Caraustar Custom Packaging Group, Inc., Caraustar Custom Packaging Group (Maryland), Inc., Caraustar Industrial & Consumer Products Group, Inc., Caraustar Paperboard Corporation, Caraustar Recovered Fiber Group, Inc., Carolina Component Concepts, Inc., Carolina Converting Incorporated, Carolina Paper Board Corporation, Carotell Paper Board Corporation, Chattanooga Paperboard Corporation, Chicago Paperboard Corporation, Cincinnati Paperboard Corporation, Columbus Recycling, Inc., Federal Transport, Inc., Gypsum MGC, Inc., Halifax Paper Board Company, Inc., McQueeney Gypsum Company, McQueeny Gypsum Company, LLC, New Austell Box Board Company, Paper Recycling, Inc., PBL Inc., Reading Paperboard Corporation, Richmond Paperboard Corporation, Sprague Paperboard, Inc., and Sweetwater Paper Board Company, Inc. (the "Guarantors") have unconditionally guaranteed on a senior subordinated basis (such guarantee by each Guarantor being referred to herein as the "Subsidiary Guarantee") (i) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other Obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article 11 of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         The obligations of each Guarantor to the Holders and to the Trustee pursuant to the Subsidiary Guarantee and the Indenture are expressly set forth and are expressly subordinated and subject in right of payment to the prior payment in full in cash of all Senior Debt of such Guarantor, to the extent and in the manner provided, in Article 12 of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Subsidiary Guarantee therein made.

         No director, officer, employee or stockholder, as such, of the Guarantor shall have any liability under the Subsidiary Guarantee. Each holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Subsidiary Guarantees.

         The Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which the Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                          AUSTELL BOX BOARD CORPORATION
                          AUSTELL HOLDING COMPANY, LLC
                          BUFFALO PAPERBOARD CORPORATION
                          CAMDEN PAPERBOARD CORPORATION
                          CARAUSTAR CUSTOM PACKAGING GROUP, INC.
                          CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC. CARAUSTAR INDUSTRIAL & CONSUMER PRODUCTS GROUP, INC. CARAUSTAR PAPERBOARD CORPORATION
                          CARAUSTAR RECOVERED FIBER GROUP, INC.
                          CAROLINA COMPONENT CONCEPTS, INC.
                          CAROLINA CONVERTING INCORPORATED
                          CAROLINA PAPER BOARD CORPORATION
                          CAROTELL PAPER BOARD CORPORATION
                          CHATTANOOGA PAPERBOARD CORPORATION
                          CHICAGO PAPERBOARD CORPORATION
                          CINCINNATI PAPERBOARD CORPORATION
                          COLUMBUS RECYCLING, INC.
                          FEDERAL TRANSPORT, INC.
                          GYPSUM MGC, INC.
                          HALIFAX PAPER BOARD COMPANY, INC.
                          MCQUEENEY GYPSUM COMPANY
                          MCQUEENY GYPSUM COMPANY, LLC
                          NEW AUSTELL BOX BOARD COMPANY
                          PAPER RECYCLING, INC.
                          PBL INC.

                   [LIST OF GUARANTORS CONTINUED ON NEXT PAGE]

         [SIGNATURE PAGE OF GUARANTORS TO CARAUSTAR 9-7/8% GLOBAL NOTE]


                READING PAPERBOARD CORPORATION
                RICHMOND PAPERBOARD CORPORATION
                SPRAGUE PAPERBOARD, INC.
                SWEETWATER PAPER BOARD COMPANY,
                     INC.

                By:
                   --------------------------------------------------
                Name:
                     ------------------------------------------------
                Title:
                      -----------------------------------------------

                By:
                   --------------------------------------------------
                Name:
                     ------------------------------------------------
                Title:
                      -----------------------------------------------

                CARAUSTAR, G.P.

                BY:      CARAUSTAR INDUSTRIES, INC.,
                            ITS CO-GENERAL PARTNER

                         By:
                            --------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title:
                               -----------------------------------------------

                         By:
                            --------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title:
                               -----------------------------------------------


                BY:      CARAUSTAR INDUSTRIAL & CONSUMER
                            PRODUCTS GROUP, INC.,
                                ITS CO-GENERAL PARTNER

                         By:
                            --------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title:
                               -----------------------------------------------

                         By:
                            --------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title:
                               -----------------------------------------------

                                 ASSIGNMENT FORM

         To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to


--------------------------------------------------------------------------------
                  (Insert assignee's Soc. Sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ____________________________________________________ to
transfer this Note on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:  ___________________

                                     Your Signature:____________________________
                                     (Sign exactly as your name appears on the face of this Note)

                                     Signature Guarantee(3):____________________


---------------------

(3) Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE


If you want to elect to have this Note purchased by the Company pursuant to
Section 4.10 or 4.16 of the Indenture, check the box below:

         [ ]  Section 4.10                        [ ]  Section 4.16

Subject to Section 3.02 of the Indenture, if you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.16 of the Indenture, state the amount you elect to have purchased: $____________

Date:                            Your Signature:________________________________
                                 _________(Sign exactly as your name appears on the Note)

                                 Tax Identification No.:____________

                                 Signature Guarantee(4):________________________


--------------------
(4) Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                SCHEDULE OF EXCHANGES OF CERTIFICATED SECURITIES


         The following exchanges of a part of this Global Note for Certificated Securities have been made:(5)

                                                                      Principal
                          Amount of             Amount of             Amount of        Signature of
                         decrease in           increase in        this Global Note       authorized
  Date of                 Principal             Principal          following such       signatory of
  Exchange                Amount of             Amount of            decrease (or        Trustee or
                      this Global Note       this Global Note         increase)        Note Custodian
------------------------------------------------------------------------------------------------------
























---------------------
(5)   To be included only if the Note is to be issued in Global form.

                   EXHIBIT B TO SENIOR SUBORDINATED INDENTURE

 CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF NOTES

The Bank of New York, as Trustee
101 Barclay Street, Floor 21 West
New York, NY 10286

         Re: 9-7/8% Senior Subordinated Notes due 2011 of Caraustar Industries, Inc.

         This Certificate relates to $_________________ principal amount of Notes held in *______________ book-entry or *____________ definitive form by ______________ (the "Transferor").

The Transferor:

           [ ] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

           [ ] has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

         In connection with such request and in respect of each such Note, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above captioned Notes and as provided in Section 2.6 of such Indenture, the transfer of this Note does not require registration under the Securities Act (as defined below) because:*

           [ ] Such Note is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 2.6(a)(ii)(A) or Section 2.6(d)(i)(A) of the Indenture).

           [ ] Such Note is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A (in satisfaction, to the extent applicable, of Section 2.6(a)(ii)(B), Section 2.6(b)(1)(x) or Section 2.6(d)(i)(B) of
                  the Indenture).

           [ ] Such Note is being transferred in accordance with Rule 144 or Rule 904 under the Securities Act.





------------------
*Check applicable box.

           [ ] Such Note is being transferred pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 2.06(a)(1i)(B) or Section 2.06(d)(1)(B) of the Indenture).


                               _____________________________________
                               [INSERT NAME OF TRANSFEROR]


                               By:__________________________________

Date:_________________















--------------------
*Check applicable box.

                   EXHIBIT C TO SENIOR SUBORDINATED INDENTURE

                       FORM OF CERTIFICATE TO BE DELIVERED
              IN CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S


                                -------- --, ----


The Bank of New York, as Trustee
101 Barclay Street, Floor 21 West
New York, NY 10286

         Re: 9-7/8% Senior Subordinated Notes due 2011 (the "Notes") of Caraustar Industries, Inc. (the "Company")

Ladies and Gentlemen:

         In connection with our proposed sale of $________________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Notes was not made to a person in the United States;

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transaction was executed in, on, or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

                  (5) we have advised the transferee of the transfer restrictions applicable to the Notes;

                  (6) if the circumstances set forth in Rule 904(c) under the Securities Act are applicable, we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Securities may be offered and sold during the restricted period specified in Rule 903(c)(2) or (3), as applicable, in accordance with the provisions of Regulation S, pursuant to registration of the Notes under the Securities Act, or pursuant to an available exemption from the registration requirements under the Securities Act; and

                  (7) if the sale is made during a restricted period and the provisions of Rule 903(c)(3) are applicable thereto, we confirm that such sale has been made in accordance with such provisions.

         You and the Company are entitled to rely upon this letter and irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                   Very truly yours,

                                   (Name of Transferor)


                                   By:
                                      -----------------------------------------
                                            Authorized Signature




                                       C-2